UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:811-09086

TD Asset Management USA Funds Inc.

(FORMERLY KNOWN AS TD WATERHOUSE FAMILY OF FUNDS, INC.)

(Exact name of registrant as specified in charter)

399 Park Avenue, New York, New York 10022

(Address of principal executive offices) (Zip code)

R. Michael Thorfinnson, TD Asset Management USA Funds Inc.

399 Park Avenue, New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 646-828-3653

Date of fiscal year end: January 31, 2018

Date of reporting period: January 31, 2018

Item 1. Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

TD Asset Management

ANNUAL REPORT

January 31, 2018

TD Asset Management USA Funds Inc.

TD 1- to 5-Year Corporate Bond Portfolio

TD 5- to 10-Year Corporate Bond Portfolio

TD Global Low Volatility Equity Fund

–	Institutional Class
–	Advisor Class

Epoch U.S. Small-Mid Cap Equity Fund

–	Institutional Class
–	Advisor Class

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

® The TD logo and other trade-marks are the property of The Toronto-Dominion Bank.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-866-416-4031, or by visiting the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the 12-month period ending June 30th is available, without charge, online at www.tdamusa.com. Login to our website and click on Institutional Investors, Proxy Voting Rights. It will also be available by visiting the SEC’s website at http://www.sec.gov.

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. They are available by visiting the SEC’s website at http://www.sec.gov; and can be reviewed and copied at the Commission’s Public Reference Room in Washington, DC or by electronic request at publicinfo@sec.gov. For more information about these services, please call the SEC at 1-202-942-8090.

TD ASSET MANAGEMENT USA FUNDS INC.
Board of Directors and Executive Officers

DIRECTORS
Donald J. Herrema Chairman of the Board	Robert P. Herrmann James E. Kelly Barbara F. Palk
EXECUTIVE OFFICERS
R. Michael Thorfinnson President and Chief Executive Officer	Eric Kleinschmidt Treasurer and Chief Financial Officer
Maya Gittens Chief Legal Officer and Anti-Money Laundering Officer	Michele R. Teichner Chief Compliance Officer
James Bernstein Secretary

Service Providers

Investment Manager & Administrator TDAM USA Inc. 399 Park Avenue New York, NY 10022	Transfer Agent FIS Investor Services, LLC 4249 Easton Way Suite 400 Columbus, OH 04319
Independent Registered Public Accounting Firm Ernst & Young LLP One Commerce Square 2005 Market Street Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Directors Counsel Goodwin Procter LLP 901 New York Avenue, N.W. Washington, DC 20001
Custodian BNY Mellon One Wall Street New York, NY 10286
Distributor SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456

TD ASSET MANAGEMENT USA FUNDS INC.

Commentary

Financial assets generally moved higher over the fiscal year ended January 31, 2018, with global and domestic equities and domestic fixed income all posting gains. Global equities moved higher, with the MSCI ACWI ex-USA Total Return Index increasing 30.3%, while in the U.S., the S&P 500 Total Return Index was up 26.4%.

U.S. equities, as represented by the S&P 500 Total Return Index, delivered positive returns in each of the last 4 quarters. All eleven sectors increased over the fiscal year with widespread gains led by the consumer discretionary, information technology and financials sectors, which were all up more than 29%. The U.S. economy has been experiencing robust economic growth with unemployment at a 17-year low, along with strong business investment activity and strong household balance sheets. Recent gains in the stock market were driven by anticipation over the recently signed ‘Tax Cuts and Jobs Act’ where the most notable feature is the drop in the corporate income tax rate to 21% from 35%.

With this robust economic and employment landscape, the Federal Reserve (Fed) is leading the way toward a normalization of monetary policy. The Fed has been slowly raising its key rate and carefully beginning to unwind its quantitative easing program. This neutralization approach has hinged on the U.S. economy’s faster than expected growth and strong job creation. In its December 2017 statement, the Fed stated that the labor market is expected to remain strong and suggested that the economy is near full employment. At 4.1%, the unemployment rate is where the Fed projected it would be in 2018.

Over the twelve-month period, U.S. Treasury rates increased across the yield curve with the exception of the 30-year bond. Short-term yields increased the most, reflecting the heightened probability of future rate increases by the Fed. Intermediate-term Treasury yields rose modestly as U.S. economic growth was offset by muted inflationary pressure. As a result, the yield curve flattened during the period. The yield on the 2-year Treasury note climbed 0.94% during the year, the 10-year Treasury yield increased 0.25%, and the 30-year Treasury bond yield ended the year slightly lower. The shift in the yield curve contributed to the underperformance of short-term bonds versus longer maturities.

The spread premium on the Bloomberg Barclays U.S. Credit Index (Investment Grade) narrowed over the course of the year. Narrowing credit spreads contributed to the outperformance of corporate bonds versus Treasury issues. Lower-rated investment grade corporate bonds, which are typically more sensitive to economic conditions, outperformed their higher-quality counterparts. Among corporate sectors, energy and basic materials performed well.

In Europe, the year ended in December 2017 with the highest pace of economic growth since 2011 with strong real gross domestic product (GDP) growth, which was helped by accommodative financial conditions, healthy business and household spending, and strong labor market indicators. The European Central Bank kept its monetary policy rate unchanged as it plans to continue its quantitative easing program in 2018 but with a reduction in the level of its monthly repurchasing program. The Bank of England joined Canada and the U.S. in November 2017, by voting to increase their policy rate from 0.25% to 0.5%. Their decision to increase interest rates for the first time in over a decade came from the high headline inflationary levels which have been running at the top end of their target range since the Brexit vote. In Japan, GDP grew as global economic optimism and preparation for the 2020 Tokyo Summer Olympics gave way to a combination of strong consumption and infrastructure investments.

Performance Summary

TD 1- to 5-Year Corporate Bond Portfolio

Over the fiscal year, the TD 1- to 5-Year Corporate Bond Portfolio generated a return of 1.29% compared with a return of 1.50% for the benchmark, the Bloomberg Barclays 1-5 Year U.S. Credit Index. The Portfolio underperformed the benchmark due to the Portfolio’s focus on higher quality issuers during the year. Lower quality investment grade credits outperformed higher rated sectors during the entire fiscal year by a wide margin due to solid economic growth and U.S. fiscal policy initiatives.

The portfolio management team believes the most predictable way to outperform a defined fixed income benchmark is to combine extensive independent credit research with in-depth yield and credit curve analysis within a highly disciplined portfolio construction methodology. Currently, the duration — which measures sensitivity to interest rate fluctuations expressed as a number of years — of the Portfolio is shorter than that of the benchmark, reflecting the portfolio management team’s longer-term view that interest rates will rise.

TD 5- to 10-Year Corporate Bond Portfolio

Over the fiscal year, the TD 5- to 10-Year Corporate Bond Portfolio generated a return of 3.08% compared with a return of 3.87% for the benchmark, the Bloomberg Barclays 5-10 Year U.S. Credit Index. The Portfolio underperformed the benchmark due to the Portfolio’s focus on higher quality issuers during the year. Lower quality investment grade credits outperformed higher rated sectors during the entire fiscal year by a wide margin due to solid economic growth and U.S. fiscal policy initiatives.

The portfolio management team believes the most predictable way to outperform a defined fixed income benchmark is to combine extensive independent credit research with in-depth yield and credit curve analysis within a highly disciplined portfolio construction methodology. Currently, the duration of the Portfolio is shorter than that of the benchmark, reflecting the portfolio management team’s longer-term view that interest rates will rise.

TD Global Low Volatility Equity Fund

Over the fiscal year, the TD Global Low Volatility Equity Fund, Institutional Class, generated a return of 14.50%, and the TD Global Low Volatility Equity Fund, Advisor Class, generated a return of 14.27%, compared with the return of 27.48% for the benchmark, the MSCI All Country World Index (Net Dividend — USD). Unlike the benchmark, the Fund reports returns after the deduction of fees and expenses.

The Fund underperformed the benchmark mainly due to sector allocation. Over the fiscal year, the Fund lagged the Index performance in an up market; this is in line with return expectations for the strategy. Sector allocation detracted most from performance. The Fund had less exposure to the information technology sector and more exposure to the utilities sector which detracted from performance. Stock selection within the consumer staples sector contributed positively to results but this was mostly offset by the weak stock selection within the financials sector. From a country perspective, stock selection within the U.S, Japan, Emerging Markets and the United Kingdom detracted from relative performance.

The Fund comprises equities with lower risk profiles, which should offer less volatility over the long term. As such, the Fund is tilted toward defensive stocks, such as those in the consumer staples and utilities sectors, with less exposure to cyclical or volatile stocks, such as those in the information technology and energy sectors. More defensive stocks are likely to underperform the Index in strong market rallies and outperform in market downturns.

Epoch U.S. Small-Mid Cap Equity Fund

Over the fiscal year, the Epoch U.S. Small-Mid Cap Equity Fund, Institutional Class, returned 15.49% and the Epoch U.S. Small-Mid Cap Equity Fund, Advisor Class, returned 15.45%, as compared to a return of 18.73% for the Russell 2500 Total Return Index.

Security selection was positive in the information technology, real estate, energy, and health care sectors. This factor was partially offset by adverse selection in the consumer discretionary, consumer staples and materials sectors. The Fund’s less-than-index weight in energy aided relative results, while a less-than-index weight in health care detracted from relative results.

U.S. small cap equities stand to benefit from a shift away from monetary policy and toward fiscal policy as a means to invigorate economic growth. This is particularly true in the U.S. where small companies could experience a meaningful increase in cyclical earnings growth pending the implementation of key elements of the current administration’s economic platform.

Looking Ahead

The U.S. job market has strengthened — growth projections were revised upwards, and inflation continues to run below the Fed’s 2% target. The Fed noted that passage of the proposed (now passed) tax cut package was given consideration during the December 2017 meeting discussions regarding the future rate hikes. The Fed indicated that there is a likelihood of three rate increases in 2018. The January 2018 Federal Open Market Committee meeting was Chair Janet Yellen’s last before handing over the reins to incoming Chair Jerome Powell in February 2018. We do not anticipate any significant or immediate change in the current path of monetary policy by a Powell led Fed. We expect that the path toward normalization of the federal funds rate will be shallow and take longer than any previous cycle. The Fed initiated its plan to reduce the assets it holds on its balance sheet, including Treasuries and mortgage backed securities. A predictable and passive tapering strategy should allow markets to adjust in a stable manner, helping to minimize the impact to financial market volatility. We continue to believe that rates should rise gradually, but will remain at relatively low levels as the Fed transitions from emergency to neutral short-term rate levels. Continued economic growth in the U.S. should be supportive of the credit market. Our preference is for high quality investment grade bonds over government bonds in our fixed income funds.

We continue to focus on high quality investments with strong fundamentals and are mindful of macro-economic factors that may affect our investments. We are watching a number of risks as we head into 2018, including geopolitical developments, global imbalances, protectionism and central bank actions, all of which could have implications for financial markets.

With respect to U.S. equities, robust economic growth and strong business investment activity should be beneficial for revenue growth and corporate tax cuts could provide a meaningful boost to corporate earnings. Muted inflation combined with rising interest rates should also drive the U.S. dollar higher relative to other global currencies.

As always, we thank you for your business. We look forward to continuing to help you manage your money successfully.

Michael Thorfinnson, CFA
President and Chief Executive Officer
TD Asset Management USA

March 11, 2018

The Funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or the U.S. government and are not deposits or obligations of, or guaranteed by, any bank.

An investor should consider the investment objectives, risks and charges and expenses of the Funds carefully before investing. For a full or summary prospectus containing this and other information about the Funds, please call your financial adviser or TD Ameritrade Institutional at 1-800-431-3500, or TD Ameritrade Client Services at 1-800-669-3900. The prospectus should be read carefully before investing or sending money. This material represents an assessment of the market at a specific point in time and is not intended to be a forecast of future events or a guarantee of future results. The information should not be relied on as investment advice.

TD ASSET MANAGEMENT USA FUNDS INC.
TD 1- to 5-Year Corporate Bond Portfolio  •  Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the TD 1- to 5-Year Corporate Bond Portfolio and the Bloomberg Barclays 1-5 Year U.S. Credit Index for the same period.

Growth of a $10,000 Investment

Annualized Total Return as of 1/31/2018	1-Year Return	3-Year Return	Since Inception
TD 1- to 5-Year Corporate Bond Portfolio(1)(2)	1.29%	1.22%	1.69%
Bloomberg Barclays 1-5 Year U.S. Credit Index(3)	1.50%	1.51%	2.03%

(1)	Return before taxes.
(2)	Commenced operations on September 12, 2013.
(3)	The Bloomberg Barclays 1-5 Year U.S. Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate and investment-grade international dollar-denominated bonds that have maturities of between 1 and 5 years. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2018

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	6.8%
AAA	2.6%
AA	13.7%
A	46.8%
BBB	28.4%
Short-Term Investment and Other Net Assets	1.7%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

TD ASSET MANAGEMENT USA FUNDS INC.
TD 5- to 10-Year Corporate Bond Portfolio  •  Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the TD 5- to 10-Year Corporate Bond Portfolio and the Bloomberg Barclays 5-10 Year U.S. Credit Index for the same period.

Growth of a $10,000 Investment

Annualized Total Return as of 1/31/2018	1-Year Return	3-Year Return	Since Inception
TD 5- to 10-Year Corporate Bond Portfolio(1)(2)	3.08%	1.71%	3.86%
Bloomberg Barclays 5-10 Year U.S. Credit Index(3)	3.87%	2.39%	4.65%

(1)	Return before taxes.
(2)	Commenced operations on September 12, 2013.
(3)	The Bloomberg Barclays 5-10 Year U.S. Credit Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility and financial companies, with maturities between 5 and 10 years. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Bond Credit Quality as of January 31, 2018

Credit Ratings(1)	Percentage of Net Assets
U.S. Government and U.S. Government Agency Obligations	5.1%
AAA	2.6%
AA	11.5%
A	46.9%
BBB	32.5%
Short-Term Investment and Other Net Assets	1.4%

(1)	Credit quality is based on ratings from Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). Where S&P ratings are not available, credit quality is based on ratings from Moody’s Investor Services, Inc. (“Moody’s”). S&P and Moody’s ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody’s, as well as the Fund’s consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody’s.

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund  •  Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of TD Global Low Volatility Equity Fund and the MSCI All Country World Index Net Dividend — US$ for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2018	1-Year Return	3-Year Return	Since Inception
TD Global Low Volatility Equity Fund, Institutional Class(1)(2)	14.50%	8.06%	9.24%
TD Global Low Volatility Equity Fund, Advisor Class(1)(2)	14.27%	7.92%	9.16%
MSCI All Country World Index Net Dividend – US$(3)	27.48%	11.30%	11.09%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on March 21, 2013.
(3)	The MSCI All Country World Index Net Dividend — US$(“ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Small-Mid Cap Equity Fund  •  Fund Performance
(Unaudited)

Performance Comparison

The graph shows the growth of a hypothetical $10,000 investment in the Institutional Class of Epoch U.S. Small-Mid Cap Equity Fund and the Russell 2500 Total Return Index for the same period.

Growth of a $10,000 Investment*

Annualized Total Return as of 1/31/2018	1-Year Return	3-Year Return	Since Inception
Epoch U.S. Small-Mid Cap Equity Fund, Institutional Class(1)(2)	15.49%	11.36%	10.85%
Epoch U.S. Small-Mid Cap Equity Fund, Advisor Class(1)(2)	15.45%	11.35%	10.85%
Russell 2500 Total Return Index(3)	18.73%	11.95%	12.13%

*	The graph is based on only Institutional Class shares; performance for Advisor Class shares would be different due to differences in fee structures.
(1)	Return before taxes.
(2)	Commenced operations on May 30, 2013.
(3)	The Russell 2500 Total Return Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an unmanaged index.

For the purpose of the graph and table, it has been assumed that (a) all recurring fees (including advisory fees) were deducted and (b) all dividends and distributions were reinvested.

Performance quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than that shown here. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Performance of the Fund would have been lower had the Investment Manager not waived fees or reimbursed expenses. To obtain performance information current to the most recent month-end, visit the website at www.tdamusa.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Disclosure of Fund Expenses (Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, distribution fees, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a Fund’s gross income, directly reduce the investment return of the Fund. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2017 through January 31, 2018).

The table below and on the following pages illustrates your Fund’s costs in two ways.

•	Actual Expenses. Each row marked “Actual” in the table provides information about actual account values and actual expenses. This information helps you to estimate the actual expenses that you paid over the period after fee waivers and reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number given for your Fund in the “Actual” line under the heading “Expenses Paid During Period”.
•	Hypothetical Example for Comparison Purposes. This section is intended to help you compare your Fund’s costs with those of other mutual funds. Each row in the table marked “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on the applicable Fund’s actual expense ratio. This information assumes that the Fund had a return of 5% before expenses during the year, (which is not the Fund’s actual return) and that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to provide a hypothetical expense example based on a 5% return. You may use this information to compare the ongoing costs of investing in the Funds and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

	Beginning Account Value 8/1/17	Ending Account Value 1/31/18	Annualized Expense Ratios	Expenses Paid During Period*
TD 1- to 5-Year Corporate Bond Portfolio
Actual	$1,000.00	$995.60	—%	$—
Hypothetical (5% Return before expenses)	1,000.00	1,025.21	—	—
TD 5- to 10-Year Corporate Bond Portfolio
Actual	1,000.00	995.20	—	—
Hypothetical (5% Return before expenses)	1,000.00	1,025.21	—	—
TD Global Low Volatility Equity Fund – Institutional Class
Actual	1,000.00	1,059.00	0.90	4.67
Hypothetical (5% Return before expenses)	1,000.00	1,020.67	0.90	4.58
TD Global Low Volatility Equity Fund – Advisor Class
Actual	1,000.00	1,057.70	1.15	5.96
Hypothetical (5% Return before expenses)	1,000.00	1,019.41	1.15	5.85
Epoch U.S. Small-Mid Cap Equity Fund – Institutional Class
Actual	1,000.00	1,107.70	1.00	5.31
Hypothetical (5% Return before expenses)	1,000.00	1,020.16	1.00	5.09
Epoch U.S. Small-Mid Cap Equity Fund – Advisor Class
Actual	1,000.00	1,107.60	1.02	5.42
Hypothetical (5% Return before expenses)	1,000.00	1,020.06	1.02	5.19
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

TD ASSET MANAGEMENT USA FUNDS INC.
Notice to Shareholders (Unaudited)

For shareholders that do not have a January 31, 2018 tax year end, this notice is for informational purposes only. For shareholders with a January 31, 2018 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended January 31, 2018, the Fund is designating the following items with regard to distributions paid during the period:

	Capital Gain Distribution	Ordinary Income Distribution	Total	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Investors Qualified Interest Income(4)	Short-Term Capital Gain(5)	FTC(6)
TD 1- to 5-Year Corporate Bond Portfolio	0.00%	100.00%	100.00%	0.00%	0.00%	4.16%	94.82%	0.00%	0.00%
TD 5- to 10-Year Corporate Bond Portfolio	5.84%	94.16%	100.00%	0.00%	0.00%	2.71%	87.92%	0.00%	0.00%
TD Global Low Volatility Equity Fund	19.53%	80.47%	100.00%	49.20%	100.00%	0.00%	0.00%	100.00%	12.84%
Epoch U.S. Small-Mid Cap Equity Fund	58.96%	41.04%	100.00%	20.19%	20.35%	0.00%	0.00%	100.00%	0.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.
(4)	The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(6)	TD Global Low Volatility Equity Fund intends to pass through a foreign tax credit to shareholders. For the fiscal year ended 2018, the total amount of foreign source gross income is $990,738. The total amount of foreign tax to be paid is $99,048. Your allocable share of the foreign tax credit will be reported on Form 1099 DIV.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2017. Complete information was computed and reported in conjunction with your 2017 Form 1099-DIV and/or Form 1099-INT.

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/18 (Unaudited)

TD ASSET MANAGEMENT USA FUNDS INC.
FUND SUMMARIES AS OF 1/31/18 (Unaudited) (Concluded)

Statements of Assets and Liabilities

January 31, 2018

	TD 1- to 5-Year Corporate Bond Portfolio	TD 5- to 10-Year Corporate Bond Portfolio	TD Global Low Volatility Equity Fund	Epoch U.S. Small-Mid Cap Equity Fund
ASSETS
Cost of investments (Note 2)	$75,824,442	$43,982,614	$32,619,288	$82,141,016
Investments in securities, at value	$74,401,821	$42,880,809	$37,865,089	$92,561,160
Repurchase agreements, at value (Note 2)	549,000	349,000	—	—
Cash	196	50,905	346,853	2,129,102
Foreign currency, at value (Cost $0, $0, $48,827 and $0)	—	—	49,096	—
Interest and dividends receivable	516,661	393,157	57,062	2,014
Receivable for investment securities sold	82,968	—	94,735	357,958
Receivable for capital shares sold	28,283	25,369	—	95,383
Due from Investment Manager (Note 3)	22,529	20,455	2,445	—
Unrealized appreciation on forward foreign currency contracts	—	—	27,340	—
Unrealized appreciation on foreign currency spot contracts	—	—	310	—
Tax reclaim receivable	—	—	35,693	—
Prepaid expenses	5,836	5,805	11,256	6,355
TOTAL ASSETS	75,607,294	43,725,500	38,489,879	95,151,972
LIABILITIES
Dividends payable to shareholders	112,559	110,294	—	—
Payable for securities purchased	69,765	50,384	—	—
Payable for capital shares redeemed	296	433	8,920	31,837
Payable to Investment Manager (Note 3)	—	—	—	58,452
Unrealized depreciation on forward foreign currency contracts	—	—	42,803	—
Transfer agent fees payable	10,518	10,247	10,430	11,084
Payable for Directors’ fees (Note 4)	8,693	8,693	8,693	8,693
Other accrued expenses	82,297	69,980	85,205	91,181
TOTAL LIABILITIES	284,128	250,031	156,051	201,247
NET ASSETS	$75,323,166	$43,475,469	$38,333,828	$94,950,725
Net assets consist of:
Paid-in-capital ($0.0001 par value; 1 billion, 1 billion, 1.8 billion and 1.2 billion shares authorized, respectively)	$76,338,106	$44,326,452	$33,345,296	$75,920,942
Undistributed (Distributions in excess of) net investment income	(95,363)	(100,506)	(845,890)	3
Accumulated net realized gains (losses) from investment transactions and foreign currency	(45,956)	2,328	601,052	8,609,636
Net unrealized appreciation (depreciation) on investments	(873,621)	(752,805)	5,245,801	10,420,144
Net unrealized depreciation on forward foreign currency exchange contracts and translation of other assets and liabilities denominated in foreign currencies	—	—	(12,431)	—
Net assets	$75,323,166	$43,475,469	$38,333,828	$94,950,725
Institutional Class net asset value, redemption price and offering price per share (Note 2)	N/A	N/A	$12.47	$13.64
			($37,350,859 ÷ 2,994,973 shares)	($94,776,051 ÷ 6,949,508 shares)
Advisor Class net asset value, redemption price and offering price per share (Note 2)	N/A	N/A	$12.47	$13.64
			($982,969 ÷ 78,822 shares)	($174,674 ÷ 12,809 shares)
Portfolio Class net asset value, redemption price and offering price per share (Note 2)	$9.94	$10.09	N/A	N/A
	($75,323,166 ÷ 7,575,281 shares)	($43,475,469 ÷ 4,308,161 shares)

Please see accompanying notes to financial statements.

Statements of Operations

For the Year Ended January 31, 2018

	TD 1- to 5-Year Corporate Bond Portfolio	TD 5- to 10-Year Corporate Bond Portfolio	TD Global Low Volatility Equity Fund	Epoch U.S. Small-Mid Cap Equity Fund
INVESTMENT INCOME
Interest Income	$1,441,409	$1,275,830	$—	$—
Dividend Income (net of withholding tax of $0, $0, $112,208 and $3,870)	—	—	1,209,472	1,398,683
	1,441,409	1,275,830	1,209,472	1,398,683
EXPENSES
Investment management fees (Note 3)	—	—	276,827	801,152
Directors’ fees (Note 4)	24,428	24,428	24,428	24,428
Administration fees (Note 3)	—	—	19,774	50,073
Distribution fees – Advisor Class (Note 3)	—	—	2,818	422
Professional fees	98,723	83,299	80,825	109,363
Transfer agent fees	68,496	65,911	67,471	74,305
Custody fees	19,943	19,085	65,959	35,638
Registration fees	13,833	13,488	26,516	25,599
Pricing fees	10,811	9,905	20,018	1,019
Shareholder reports and mailing	6,643	6,628	11,460	11,223
Other expenses	18,974	18,348	19,263	20,228
TOTAL EXPENSES	261,851	241,092	615,359	1,153,450
Less:
Waiver of investment manager fees/reimbursed expenses (Note 3)	(261,588)	(240,968)	(232,993)	(90,547)
Waiver of distribution fees – Advisor Class (Note 3)	—	—	(3)	(364)
Waiver of administration fees (Note 3)	—	—	(19,774)	(50,073)
Custody fee offset (Note 2)	(263)	(124)	(3,897)	(11,045)
NET EXPENSES	—	—	358,692	1,001,421
NET INVESTMENT INCOME	1,441,409	1,275,830	850,780	397,262
NET REALIZED GAIN (LOSS) FROM:
Investment transactions	(28,046)	99,261	1,172,703	13,543,814
Forward foreign currency exchange contracts	—	—	(1,398,586)	—
Foreign currency	—	—	17,112	—
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments	(634,357)	(72,820)	4,557,988	279,078
Forward foreign currency exchange contracts	—	—	105,567	—
Translation of other assets and liabilities denominated in foreign currencies	—	—	3,247	—
NET REALIZED AND UNREALIZED GAIN (LOSS)	(662,403)	26,441	4,458,031	13,822,892
NET INCREASE IN NET ASSETS FROM OPERATIONS	$779,006	$1,302,271	$5,308,811	$14,220,154

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TD 1- to 5-Year Corporate Bond Portfolio		TD 5- to 10-Year Corporate Bond Portfolio

	Year ended January 31, 2018	Year ended January 31, 2017	Year ended January 31, 2018	Year ended January 31, 2017
OPERATIONS:
Net investment income	$1,441,409	$1,065,305	$1,275,830	$1,236,476
Net realized gain (loss) from investment transactions	(28,046)	62,507	99,261	367,697
Net change in unrealized appreciation (depreciation) on investments	(634,357)	(98,886)	(72,820)	(303,421)
Net increase in net assets from operations	779,006	1,028,926	1,302,271	1,300,752
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,449,331)	(1,078,218)	(1,276,077)	(1,232,739)
From net realized gains	—	(130,662)	(78,307)	(457,244)
Total dividends and distributions to shareholders	(1,449,331)	(1,208,880)	(1,354,384)	(1,689,983)
CAPITAL SHARE TRANSACTIONS:
Portfolio Class:
Proceeds from shares sold	22,466,270	32,546,991	9,377,839	15,834,869
Shares issued in reinvestment of dividends	313,132	253,785	68,031	99,788
Payments for shares redeemed	(9,448,002)	(12,843,520)	(7,381,942)	(11,329,486)
Net increase in net assets from capital share transactions	13,331,400	19,957,256	2,063,928	4,605,171
TOTAL INCREASE IN NET ASSETS	12,661,075	19,777,302	2,011,815	4,215,940
NET ASSETS:
Beginning of year	62,662,091	42,884,789	41,463,654	37,247,714
End of year	$75,323,166	$62,662,091	$43,475,469	$41,463,654
Distributions in excess of net investment income, end of year	$(95,363)	$(95,501)	$(100,506)	$(88,025)
SHARE TRANSACTIONS:
Portfolio Class:
Shares sold	2,230,880	3,219,509	915,871	1,503,471
Shares issued in reinvestment of dividends	31,171	25,126	6,634	9,632
Shares redeemed	(940,420)	(1,266,863)	(721,004)	(1,078,579)
Net increase in shares	1,321,631	1,977,772	201,501	434,524

Please see accompanying notes to financial statements.

Statements of Changes in Net Assets

	TD Global Low Volatility Equity Fund		Epoch U.S. Small-Mid Cap Equity Fund

	Year ended January 31, 2018	Year ended January 31, 2017	Year ended January 31, 2018	Year ended January 31, 2017
OPERATIONS:
Net investment income	$850,780	$412,206	$397,262	$168,331
Net realized gain (loss) from investment transactions, forward foreign currency exchange contracts and foreign currency	(208,771)	595,769	13,543,814	3,128,676
Net change in unrealized appreciation (depreciation) on investments, forward foreign currency exchange contracts and translation of other assets and liabilities denominated in foreign currencies	4,666,802	671,147	279,078	23,466,779
Net increase in net assets from operations	5,308,811	1,679,122	14,220,154	26,763,786
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Institutional Class	(453,959)	(683,336)	(492,955)	(651,136)
Advisor Class	(8,780)	(24,938)	(806)	(780)
From net realized gains
Institutional Class	(204,068)	—	(5,519,323)	—
Advisor Class	(5,421)	—	(10,143)	—
Total dividends and distributions to shareholders	(672,228)	(708,274)	(6,023,227)	(651,916)
CAPITAL SHARE TRANSACTIONS:
Institutional Class:
Proceeds from shares sold	7,156,927	33,568,388	5,259,992	14,136,263
Shares issued in reinvestment of dividends	329,203	298,788	520,310	10,302
Payments for shares redeemed	(10,251,981)	(12,865,216)	(22,998,669)	(25,015,593)
Net increase (decrease) in net assets from Institutional Class shares	(2,765,851)	21,001,960	(17,218,367)	(10,869,028)
Advisor Class:
Proceeds from shares sold	229,379	1,281,434	43,655	4,466
Shares issued in reinvestment of dividends	14,201	24,938	10,387	669
Payments for shares redeemed	(305,352)	(505,567)	(41,677)	(2,115)
Net increase (decrease) in net assets from Advisor Class shares	(61,772)	800,805	12,365	3,020
Net increase (decrease) in net assets from capital share transactions	(2,827,623)	21,802,765	(17,206,002)	(10,866,008)
TOTAL INCREASE (DECREASE) IN NET ASSETS	1,808,960	22,773,613	(9,009,075)	15,245,862
NET ASSETS:
Beginning of year	36,524,868	13,751,255	103,959,800	88,713,938
End of year	$38,333,828	$36,524,868	$94,950,725	$103,959,800
Undistributed (Distributions in excess of) net investment income, end of year	$(845,890)	$77,507	$3	$—
SHARE TRANSACTIONS:
Institutional Class:
Shares sold	607,970	3,008,151	405,402	1,252,490
Shares issued in reinvestment of dividends	26,672	27,040	39,559	962
Shares redeemed	(854,381)	(1,169,879)	(1,755,696)	(2,132,771)
Net increase (decrease) in Institutional Class shares	(219,739)	1,865,312	(1,310,735)	(879,319)
Advisor Class:
Shares sold	20,275	114,280	3,371	251
Shares issued in reinvestment of dividends	1,151	2,257	790	63
Shares redeemed	(25,139)	(45,612)	(3,137)	(65)
Net increase (decrease) in Advisor Class shares	(3,713)	70,925	1,024	249
Net increase (decrease) in shares	(223,452)	1,936,237	(1,309,711)	(879,070)

Please see accompanying notes to financial statements.

Financial Highlights

For the years or periods ended January 31,
For a Share Outstanding Throughout the Periods

	TD 1- to 5-Year Corporate Bond Portfolio(2)
	2018	2017	2016	2015	2014
TD 1- to 5-Year Corporate Bond Portfolio
Net asset value, beginning of period	$10.02	$10.03	$10.13	$10.10	$10.00
Net investment income(1)	0.210	0.187	0.158	0.140	0.057
Net realized and unrealized gain (loss) on investments	(0.081)	0.012	(0.117)	0.060	0.115
Total from operations	0.129	0.199	0.041	0.200	0.172
Dividends from net investment income	(0.209)	(0.187)	(0.140)	(0.137)	(0.061)
Distributions from net realized gains	—	(0.022)	(0.001)	(0.033)	(0.011)
Total dividends and distributions	(0.209)	(0.209)	(0.141)	(0.170)	(0.072)
Net asset value, end of period	$9.94	$10.02	$10.03	$10.13	$10.10
Total investment return†	1.29%	1.98%	0.41%	2.00%	1.72%
Net assets end of period (000)	$75,323	$62,662	$42,885	$15,539	$5,684
Ratio of net expenses to average net assets	—%	—%	—%	—%	— %‡
Ratio of total expenses to average net assets	0.38%	0.39%	0.83%	1.76%	4.07%‡
Ratio of net investment income to average net assets	2.09%	1.85%	1.57%	1.38%	1.45%‡
Portfolio turnover rate	40%	86%	72%	70%	58%

	TD 5- to 10-Year Corporate Bond Portfolio(2)
	2018	2017	2016	2015	2014
TD 5- to 10-Year Corporate Bond Portfolio
Net asset value, beginning of period	$10.10	$10.14	$10.57	$10.23	$10.00
Net investment income(1)	0.303	0.299	0.287	0.302	0.115
Net realized and unrealized gain (loss) on investments	0.009	0.071	(0.444)	0.472	0.297
Total from operations	0.312	0.370	(0.157)	0.774	0.412
Dividends from net investment income	(0.303)	(0.298)	(0.268)	(0.300)	(0.131)
Distributions from net realized gains	(0.019)	(0.112)	(0.005)	(0.134)	(0.051)
Total dividends and distributions	(0.322)	(0.410)	(0.273)	(0.434)	(0.182)
Net asset value, end of period	$10.09	$10.10	$10.14	$10.57	$10.23
Total investment return†	3.08%	3.62%	(1.49)%	7.73%	4.15%
Net assets end of period (000)	$43,475	$41,464	$37,248	$12,437	$5,191
Ratio of net expenses to average net assets	—%	—%	—%	—%	— %‡
Ratio of total expenses to average net assets	0.56%	0.49%	0.93%	2.37%	4.07%‡
Ratio of net investment income to average net assets	2.96%	2.86%	2.80%	2.91%	2.91%‡
Portfolio turnover rate	40%	71%	70%	72%	68%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Commenced operations on September 12, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (continued)

For the years or periods ended January 31,
For a Share Outstanding Throughout the Periods

	Institutional Class(2)
	2018	2017	2016	2015	2014
TD Global Low Volatility Equity Fund
Net asset value, beginning of period	$11.08	$10.10	$11.12	$10.05	$10.00
Net investment income(1)	0.258	0.193	0.224	0.269	0.201
Net realized and unrealized gain (loss) on investments	1.346	1.020	(0.392)	1.575	0.073
Total from operations	1.604	1.213	(0.168)	1.844	0.274
Dividends from net investment income	(0.148)	(0.233)	(0.844)	(0.558)	(0.173)
Distributions from net realized gains	(0.066)	—	(0.008)	(0.216)	(0.051)
Total dividends and distributions	(0.214)	(0.233)	(0.852)	(0.774)	(0.224)
Net asset value, end of period	$12.47	$11.08	$10.10	$11.12	$10.05
Total investment return†	14.50%	12.01%	(1.61)%	18.57%	2.70%
Net assets end of period (000)	$37,351	$35,611	$13,634	$12,935	$10,394
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%‡
Ratio of total expenses to average net assets	1.55%	1.84%	2.67%	2.50%	2.85%‡
Ratio of net investment income to average net assets	2.16%	1.76%	2.02%	2.46%	2.28%‡
Portfolio turnover rate	13%	28%	28%	11%	11%

	Advisor Class(3)
	2018	2017	2016	2015	2014
TD Global Low Volatility Equity Fund
Net asset value, beginning of period	$11.07	$10.10	$11.12	$10.05	$10.00
Net investment income(1)	0.235	0.151	0.224	0.271	0.202
Net realized and unrealized gain (loss) on investments	1.343	1.041	(0.392)	1.573	0.072
Total from operations	1.578	1.192	(0.168)	1.844	0.274
Dividends from net investment income	(0.112)	(0.222)	(0.844)	(0.558)	(0.173)
Distributions from net realized gains	(0.066)	—	(0.008)	(0.216)	(0.051)
Total dividends and distributions	(0.178)	(0.222)	(0.852)	(0.774)	(0.224)
Net asset value, end of period	$12.47	$11.07	$10.10	$11.12	$10.05
Total investment return†	14.27%	11.80%	(1.61)%	18.57%	2.70%
Net assets end of period (000)	$983	$914	$117	$120	$102
Ratio of net expenses to average net assets	1.15%	1.12%	0.90%	0.90%	0.90%‡
Ratio of total expenses to average net assets	1.79%	1.84%	2.92%	2.75%	3.09%‡
Ratio of net investment income to average net assets	1.97%	1.36%	2.03%	2.47%	2.28%‡
Portfolio turnover rate	13%	28%	28%	11%	11%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on March 21, 2013.
(3)	Advisor Class shares commenced operations on March 21, 2013.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

Financial Highlights (concluded)

For the years or periods ended January 31,
For a Share Outstanding Throughout the Periods

	Institutional Class(2)
	2018	2017	2016	2015	2014
Epoch U.S. Small-Mid Cap Equity Fund
Net asset value, beginning of period	$12.57	$9.69	$11.02	$11.07	$10.00
Net investment income(1)	0.052	0.019	0.123	0.032	0.019
Net realized and unrealized gain (loss) on investments	1.860	2.929	(1.008)	0.522 (4)	1.141
Total from operations	1.912	2.948	(0.885)	0.554	1.160
Dividends from net investment income	(0.066)	(0.068)	(0.085)	(0.055)	(0.022)
Distributions from net realized gains	(0.776)	—	(0.360)	(0.549)	(0.068)
Total dividends and distributions	(0.842)	(0.068)	(0.445)	(0.604)	(0.090)
Net asset value, end of period	$13.64	$12.57	$9.69	$11.02	$11.07
Total investment return†	15.49%	30.55%	(8.40)%	4.96%	11.62%
Net assets end of period (000)	$94,776	$103,812	$88,602	$59,218	$5,982
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%‡
Ratio of total expenses to average net assets	1.15%	1.13%	1.12%	3.13%	3.95%‡
Ratio of net investment income to average net assets	0.40%	0.17%	1.08%	0.28%	0.26%‡
Portfolio turnover rate	71%	77%	50%	29%	16%

	Advisor Class(3)
	2018	2017	2016	2015	2014
Epoch U.S. Small-Mid Cap Equity Fund
Net asset value, beginning of period	$12.57	$9.69	$11.02	$11.07	$10.00
Net investment income(1)	0.047	0.016	0.126	0.049	0.019
Net realized and unrealized gain (loss) on investments	1.860	2.932	(1.011)	0.505 (4)	1.141
Total from operations	1.907	2.948	(0.885)	0.554	1.160
Dividends from net investment income	(0.061)	(0.068)	(0.085)	(0.055)	(0.022)
Distributions from net realized gains	(0.776)	—	(0.360)	(0.549)	(0.068)
Total dividends and distributions	(0.837)	(0.068)	(0.445)	(0.604)	(0.090)
Net asset value, end of period	$13.64	$12.57	$9.69	$11.02	$11.07
Total investment return†	15.45%	30.54%	(8.40)%	4.96%	11.62%
Net assets end of period (000)	$175	$148	$112	$116	$112
Ratio of net expenses to average net assets	1.03%	1.02%	1.00%	1.00%	1.00%‡
Ratio of total expenses to average net assets	1.40%	1.39%	1.37%	3.57%	4.22%‡
Ratio of net investment income to average net assets	0.36%	0.14%	1.10%	0.42%	0.26%‡
Portfolio turnover rate	71%	77%	50%	29%	16%

†	Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of the period reported and includes reinvestment of dividends and distributions, if any. Periods less than full years are not annualized.
‡	Annualized.
(1)	Based on average shares outstanding during the period indicated.
(2)	Institutional Class shares commenced operations on May 30, 2013.
(3)	Advisor Class shares commenced operations on May 30, 2013.
(4)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because of the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.

Amounts designated as “—” are $0.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2018

Note 1 — Organization

TD Asset Management USA Funds Inc. (the “Company”) was organized as a Maryland corporation on August 16, 1995. The Company is registered as an open-end management investment company with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the “Act”). Shares of the Company are registered under the Securities Act of 1933, as amended. This shareholder report only applies to the following series of the Company: the TD 1- to 5-Year Corporate Bond Portfolio (the “1- to 5-Year Corporate Bond Portfolio”), the TD 5- to 10-Year Corporate Bond Portfolio (the “5- to 10-Year Corporate Bond Portfolio”), the TD Global Low Volatility Equity Fund (the “Global Low Volatility Equity Fund”), and the Epoch U.S. Small-Mid Cap Equity Fund (the “U.S. Small-Mid Cap Equity Fund”) (each, a “Fund” and collectively, the “Funds”). Each Fund is “diversified” as that term is defined in the Act. The investment objective of the 1- to 5-Year Corporate Bond Portfolio is to provide current income. The investment objective of the 5- to 10-Year Corporate Bond Portfolio is to provide high current income. The investment objective of the Global Low Volatility Equity Fund is to provide long-term capital appreciation with less volatility than the broad global equity markets. The investment objective of the U.S. Small-Mid Cap Equity Fund is to provide long-term capital appreciation.

On September 28, 2017, the Board of Directors of the Company approved the liquidation of each of the TD Short-Term Bond Fund, TD Core Bond Fund, TD High Yield Bond Fund, Epoch U.S. Equity Shareholder Yield Fund, Epoch Global Equity Shareholder Yield Fund and TD Target Return Fund, each a series of the Company, pursuant to the terms of a Plan of Liquidation for each fund. The liquidations were proposed as a result of lack of demand in the marketplace for the funds and difficulty in attracting and retaining assets. On December 4, 2017, shareholders of Epoch U.S. Equity Shareholder Yield Fund and TD Target Return Fund as of such date, and on January 17, 2018, shareholders of TD Short-Term Bond Fund, TD Core Bond Fund, TD High Yield Bond Fund and Epoch Global Equity Shareholder Yield Fund as of such date, received, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the relevant fund, after the fund had paid or provided for all of its charges, taxes, expenses and liabilities.

Note 2 — Significant Accounting Policies

The Company has reviewed Financial Accounting Standards Board (“FASB”) ASC Topic 946, Financial Services — Investment Companies Accounting Standards Codification (“ASC 946”), and concluded that the Funds meet the criteria of an “investment company,” and therefore, the Funds prepare their financial statements in accordance with investment company accounting as outlined in ASC 946. The following is a summary of the Company’s significant accounting policies:

Use of Estimates — The Funds’ financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which require the use of management estimates and assumptions. Actual results could differ from these estimates.

Computation of Net Asset Value — The net asset value (“NAV”) per share for each class of the Funds is computed by dividing the total current value of the assets of a Fund, less its liabilities, attributable to such class by the total number of shares outstanding for such class at the time of such computation. The Funds’ NAV per share is computed as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 p.m. (Eastern Time) on each Fund Business Day. A “Fund Business Day” is any day that a Fund is open for business. Each Fund is generally open for business on each day the New York Stock Exchange (the “NYSE”) is open for regular trading. The NYSE is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Company accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them on a pro-rata basis. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2018

Securities Valuation — The Funds’ equity securities for which market quotations are readily available and reliable are valued at current market value. An equity security that is listed on a foreign or domestic exchange (except for securities traded on The Nasdaq Stock Market, Inc. (“NASDAQ”)), is valued at its last sale price (prior to the time as of which assets are valued) on the exchange where it is principally traded, or, if there is no such reported sale, at the mean of the last bid and asked prices. Equity securities listed on the NASDAQ will be valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the Fund’s NAV or, if there is no sale price shown on the NASDAQ, at the mean of the last bid and asked price. Debt securities are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which would consider such factors as security prices, yields, maturities, and ratings, and are deemed representative of market values at the close of the market. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost if the Pricing Sub-Committee concludes that amortized cost approximates market value after taking into account various factors, including but not limited to, credit, liquidity, interest rate conditions and issuer-specific factors. Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. When market quotations are not readily available or not reflective of fair value as determined in accordance with fair value procedures approved by the Board (“Fair Value Procedures”), securities and assets are valued at fair value as determined pursuant to the Fair Value Procedures. To the extent the Funds hold securities that are traded in foreign markets, the Funds may also determine when it is appropriate to apply fair valuation to such securities in accordance with the Fair Value Procedures.

The Funds use Interactive Data Pricing and Reference Data, Inc. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities in the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. markets that exceeds a specific threshold established by the Fair Value Procedures. The Fair Value Procedures establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Fair Value Procedures is exceeded on a specific day, the Funds value their non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data.

If a local market in which the Funds own securities is closed for one or more days, the Funds shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1:	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2:	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, fair valued foreign equities, etc.);
Level 3:	Inputs that are unobservable.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2018

A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management. Management considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market.

For the year ended January 31, 2018, there have been no changes to the Funds’ fair valuation methodologies. For more details of the investment classification, reference the Schedules of Investments.

Repurchase Agreements — Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by TDAM USA Inc., the Funds’ investment manager (the “Investment Manager” or “Administrator”) (under procedures adopted by the Company’s Board of Directors), subject to the seller’s agreement to repurchase and the Funds’ agreement to resell such securities at a mutually agreed upon price. Collateral received for securities purchased subject to repurchase agreements is deposited with the Funds’ custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met or the seller defaults on its repurchase obligation, the Funds generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Funds may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by each Fund under Master Repurchase Agreements (“MRA”) which permit each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At January 31, 2018, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount(2)
TD 1- to 5-Year Corporate Bond Portfolio
Bank of Nova Scotia	$549,000	$549,000	$—	$—
TD 5- to 10-Year Corporate Bond Portfolio
Bank of Nova Scotia	$349,000	$349,000	$—	$—

(1)	The amount of collateral reflected in the table does not include any over-collateralization received by the Fund.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.

Foreign Currency Translation — Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2018

transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid.

Forward Foreign Currency Exchange Contracts — Each Fund may, but is not obligated to, enter into forward foreign currency exchange contracts (“forward contracts”) in order to protect against uncertainty in the level of future foreign exchange rates in the purchases and sale of securities. A Fund may also enter into forward contracts to manage currency exposure. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for commissions, they do realize a profit based on the difference between the price at which they are buying and selling various currencies. Although forward contracts are intended to minimize currency risk — the risk of loss due to a decline in the value of the hedged currencies — at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. As of January 31, 2018, the Global Low Volatility Equity Fund held forward contracts. It is the Funds’ policy to present the gross unrealized appreciation and gross unrealized depreciation of the forward contracts separately on the Statements of Assets and Liabilities as the Funds do not have a master netting agreement with the counterparties to the forward contracts. For the year ended January 31, 2018, the realized gain (loss) and change in unrealized appreciation (depreciation) on forward contracts are disclosed on the Statements of Operations.

Investment Income — Interest income, including accretion and amortization of discounts and premiums, on securities is accrued as earned. Dividend income is recorded on the ex-dividend date. Realized gains (losses) on paydowns of mortgage backed and asset backed securities are recorded as an adjustment to interest income for financial reporting purposes. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates. Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.

Expense Offset Arrangement — The Funds have an arrangement with their custodian bank whereby the Funds receive earnings credits from their custodian when positive cash balances are maintained, which are used to offset custody fees. Conversely, the Funds are charged a fee (i.e. “earnings debits”) by their custodian when negative cash balances are maintained. For financial reporting purposes, the Funds include net earnings debits in custody fees and net earnings credits as an expense offset on the Statements of Operations.

For the year ended January 31, 2018, the earnings credits were as follows:

Fund	Earnings Credits
1- to 5-Year Corporate Bond Portfolio	$263
5- to 10-Year Corporate Bond Portfolio	124
Global Low Volatility Equity Fund	3,897
U.S. Small-Mid Cap Equity Fund	11,045

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid monthly by each of the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio; declared and paid quarterly by the U.S. Small-Mid Cap Equity Fund; and declared and paid annually by the Global Low Volatility Equity Fund. Net realized short-term capital gains, if any, may be distributed during the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Securities Transactions — Securities transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded on a specific identification basis.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2018

Note 3 —	Investment Management Fees and Other Transactions with Affiliates of the Investment Manager

Under the terms of Investment Management Agreements with the Investment Manager, a wholly-owned subsidiary of The Toronto-Dominion Bank, which provide for the investment management services furnished to each Fund, each Fund pays the Investment Manager an annual investment management fee as a percentage of average daily net assets as shown below. The 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio do not pay any investment management fee to the Investment Manager for its services.

The Investment Manager has contractually agreed to waive all fees and pay or reimburse all fees and expenses of each of the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio indefinitely, except acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses.

The Investment Manager has contractually agreed to limit the total operating expenses of each of the Global Low Volatility Equity Fund and the U.S. Small-Mid Cap Equity Fund to the expense caps set out below for each class of each Fund (the “Contractual Expense Limitations”). This limit excludes certain expenses, including any acquired fund fees and expenses, interest, taxes, brokerage commissions, other investment-related costs and extraordinary expenses.

Fund	Management Fee	Expense Cap
		Institutional Class	Advisor Class	Expiration Date
Global Low Volatility Equity Fund	0.70%	0.90%	1.15%	May 31, 2019
U.S. Small-Mid Cap Equity Fund	0.80%	1.00%	1.25%	May 31, 2019

The Investment Manager is entitled to recoup from each such Fund any waivers and/or reimbursements made pursuant to Contractual Expense Limitations, provided that such recoupment must occur within two years after the end of the fiscal year during which fees were waived or expenses reimbursed and that such recoupment does not cause the Fund to exceed the applicable expense limitation that was in effect at the time the fees were waived or expenses reimbursed.

All fees are waived and reimbursed at the fund level, with the exception of Distribution fees which are waived and reimbursed at the class level. As of January 31, 2018, fees which were previously waived and expenses reimbursed by the Investment Manager which may be subject to possible future reimbursement to the Investment Manager were as follows:

Fund	Expiration		Total Potential Recovery Amount
	01/31/19	01/31/20
Global Low Volatility Equity Fund	$220,504	$252,767	$473,271
U.S. Small-Mid Cap Equity Fund	133,171	140,620	273,791

There were no fees recouped during the year ended January 31, 2018.

The Administrator has been retained under an Amended and Restated Administration Agreement to perform certain administrative services for each Fund. For its services, the Administrator is entitled to receive from each Fund, with the exception of the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio, an annual fee, payable monthly, of 0.05% of each Fund’s average daily net assets. The Administrator does not receive a separate fee for administrative services with respect to the 1- to 5-Year Corporate Bond Portfolio and the 5- to 10-Year Corporate Bond Portfolio. Prior to December 18, 2017, the Administrator was party to a sub-administration agreement with Citi Fund Services Ohio, Inc. (“Citi”), pursuant to which Citi performed certain administrative services for the Funds (the “Citi Sub-administration Agreement”). The Administrator paid Citi’s fees for providing these services. Effective December 18, 2017, the Citi Sub-administration Agreement was terminated and the Administrator entered into an agreement with SEI Investments Global Funds Services (“SEI”), pursuant to which SEI performs certain administrative services for the Funds. The Administrator pays SEI’s fees for providing these services. Administration fees were waived for the year ended January 31, 2018 for all Funds.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2018

A Distribution and Services Plan pursuant to Rule 12b-1 under the Act (the “Rule 12b-1 Plan”) permits the Advisor Class of each of the Funds to pay from its assets distribution fees at a rate not to exceed 0.25% of the annual average daily net assets of each such class. These distribution fees are computed and accrued daily and will be paid to one or more principal underwriters, broker-dealers, other financial intermediaries, financial institutions (which may include banks), and others that enter into distribution, underwriting, sub-distribution, selling or service agreements complying with Rule 12b-1 that have been approved by the Board of Directors. For the year ended January 31, 2018, distribution fees were partially waived for the Global Low Volatility Equity Fund and U.S. Small-Mid Cap Equity Fund.

Epoch Investment Partners, Inc., an affiliate of the Investment Manager, serves as investment sub-adviser to the U.S. Small-Mid Cap Equity Fund. Sub-adviser fees are paid by the Investment Manager, not the Fund.

Note 4 — Directors’ Fees

As of April 1, 2017, each Director who is not an “interested person” as defined in the Act, who serves on the Board of Directors of the Company receives, in the aggregate:

1.	a base annual retainer of $69,500 payable quarterly;
2.	a meeting fee of $6,500 for each regular meeting attended in person;
3.	a meeting fee of $4,000 for each regular meeting attended by telephone;
4.	a committee meeting fee of $4,000 for any separately called meeting of any committee, in person or telephonic, taking place on days when there is no meeting of the full Board of Directors;
5.	a meeting fee of $5,000 for each special meeting attended in person;
6.	retainer for Independent Board Chair is $22,000 annually, payable quarterly; and
7.	retainer for Audit Committee Chair is $10,500 annually, payable quarterly.

Prior to April 1, 2017, each Director who is not an “interested person” as defined in the Act, who serves on the Board of Directors of the Company received, in the aggregate:

1.	a base annual retainer of $67,500 payable quarterly;
2.	a meeting fee of $6,500 for each regular meeting attended in person;
3.	a meeting fee of $4,000 for each regular meeting attended by telephone;
4.	a committee meeting fee of $4,000 for any separately called meeting of any committee, in person or telephonic, taking place on days when there is no meeting of the full Board of Directors;
5.	a meeting fee of $6,500 for each special meeting attended in person;
6.	retainer for Independent Board Chair is $20,000 annually, payable quarterly; and
7.	retainer for Audit Committee Chair is $10,000 annually, payable quarterly.

Directors’ fees are allocated among the series of the Company.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2018

Note 5 — Investment Transactions

The cost of security purchases and proceeds from the sale and maturities of securities, other than short-term investments and excluding in-kind transactions, for the year ended January 31, 2018 were as follows:

	1- to 5-Year Corporate Bond Portfolio	5- to 10-Year Corporate Bond Portfolio	Global Low Volatility Equity Fund	U.S. Small-Mid Cap Equity Fund
Purchases
U.S. Government	$6,617,360	$3,563,208	$—	$—
Other	33,981,044	15,425,414	4,928,345	69,581,925
Sales and Maturities
U.S. Government	$8,207,687	$4,307,131	$—	$—
Other	17,959,062	12,563,575	8,997,867	90,300,283

The Funds may purchase and sell investment securities in transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers, which comply with Rule 17a-7 under the Act. For the year ended January 31, 2018, the 1- to 5-Year Corporate Bond Portfolio had purchases of $432 with affiliated entities.

Note 6 — Federal Income Taxes

It is each of the Funds’ policy to continue to comply with the special provisions of the Internal Revenue Code available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributed substantially all of its taxable net income, the Fund (not the shareholders) will be relieved of Federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken on Federal and State income tax returns may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities for all open tax years (the current and prior 3 tax year ends, as applicable), ongoing analysis of and changes to tax laws, regulations and interpretations thereof.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2018

The following permanent differences, primarily relating to gains and losses on in-kind distribution, foreign currency gains and losses, paydown gains and losses, reallocation of distributions from investment companies, REIT estimates, PFIC adjustments, TIP adjustments and basis adjustment on sale of securities that distributed non-taxable distributions, for the year ended January 31, 2018 were as follows:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
1- to 5-Year Corporate Bond Portfolio	$—	$8,060	$(8,060)
5- to 10-Year Corporate Bond Portfolio	—	309	(309)
Global Low Volatility Equity Fund	—	(1,311,438)	1,311,438
U.S. Small-Mid Cap Equity Fund	(5,708)	96,502	(90,794)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of distributions declared to shareholders for the fiscal years ended January 31, 2018 and January 31, 2017, for each Fund were as follows:

		Ordinary Income	Long-Term Capital Gain	Totals
1- to 5-Year Corporate Bond Portfolio	2018	$1,449,331	$—	$1,449,331
	2017	1,190,779	18,101	1,208,880
5- to 10-Year Corporate Bond Portfolio	2018	1,276,077	78,307	1,354,384
	2017	1,564,258	125,725	1,689,983
Global Low Volatility Equity Fund	2018	521,616	150,612	672,228
	2017	708,274	—	708,274
U.S. Small-Mid Cap Equity Fund	2018	2,471,896	3,551,331	6,023,227
	2017	437,731	214,184	651,915

As of January 31, 2018, the components of Distributable Earnings (Accumulated Losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Qualified late-year losses	Net Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
1- to 5-Year Corporate Bond Portfolio	$46,944	$—	$(40,168)	$—	$(879,410)	$(142,306)	$(1,014,940)
5- to 10-Year Corporate Bond Portfolio	13,585	19,480	—	—	(769,955)	(114,093)	(850,983)
Global Low Volatility Equity Fund	—	605,599	—	(676,544)	5,059,479	(2)	4,988,532
U.S. Small-Mid Cap Equity Fund	2,619,684	6,780,726	—	—	9,629,370	3	19,029,783

Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2017, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2017 and specified losses incurred after October 31, 2017. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended January 31, 2018, the qualified late-year losses above consisted of both post-October capital losses and late-year ordinary losses, which the Funds intend to defer to February 1, 2018 for federal tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2018

capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
1- to 5-Year Corporate Bond Portfolio	$32,104	$8,064	$40,168

During the year ended January 31, 2018, the Global Low Volatility Equity Fund utilized $268,546 of prior year capital loss carryforwards.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at January 31, 2018, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
1- to 5-Year Corporate Bond Portfolio	$75,830,231	$15,663	$(895,073)	$(879,410)
5- to 10-Year Corporate Bond Portfolio	43,999,764	136,803	(906,758)	(769,955)
Global Low Volatility Equity Fund	32,818,003	5,899,965	(843,517)	5,056,448
U.S. Small-Mid Cap Equity Fund	82,931,790	12,325,991	(2,696,621)	9,629,370

Note 7 — Fund Investment Risks

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to changes in market conditions (income risk), interest rate changes and other factors (interest rate risk), the failure of the issuer of a security (e.g., a fixed income investment such as a bond or derivative involving a counterparty) to meet all its obligations (credit risk), or fluctuation in the stock markets in response to adverse economic, industry, political or regulatory developments (stock market risk). The impact of these risks will vary to the extent a Fund invests significantly in the types of instruments affected (e.g., equities or fixed income instruments).

Investments in foreign securities involve special risks, including the possibility of substantial volatility, limited liquidity and significant changes in value due to, among other things, exchange rate fluctuations. Investments in foreign securities involve country risk, which is the risk that the economy of a country (or region) will be damaged by political instability, financial problems or natural disasters.

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as interest rate risk, market risk, credit risk and counterparty risk. A Fund is exposed to counterparty risk in cases where the Fund has only one counterparty for forward foreign currency exchange contracts. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Please refer to each Fund’s Prospectus for a description of its principal investment risks.

Note 8 — In-Kind Transactions

During the year ended January 31, 2017, the Global Low Volatility Equity Fund had redemptions in-kind of investment securities. The securities were exchanged at their current fair value on the date of the transaction at the time of transfer. As a result of the redemption, the following shares of the Fund were redeemed for assets valued at:

	Date of Transfer	Shares Redeemed	Investment Securities	Cash	Income Receivable	Value	Realized Gain
Global Low Volatility Equity Fund	09/09/16	686,754	$6,667,128	$887,047	$—	$7,554,175	$410,599

During the year ended January 31, 2018, there were no redemptions in-kind of investment securities.

TD ASSET MANAGEMENT USA FUNDS INC.
Notes to Financial Statements — January 31, 2018

Note 9 — Recent Regulatory Reporting Updates

In October 2016, the Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amended Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements. As of August 1, 2017, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 10 — Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 11 — Subsequent Events

The Company has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments or additional disclosures were required to the financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS† — 85.6%
CONSUMER DISCRETIONARY — 10.1%
21st Century Fox America
4.50%, 2/15/21	$400,000	$422,139
American Honda Finance MTN
1.20%, 7/12/19	500,000	491,988
BMW US Capital LLC
2.00%, 4/11/21 (A)	490,000	479,444
Comcast
5.15%, 3/1/20	530,000	559,336
Ford Motor Credit LLC
2.68%, 1/9/20	400,000	398,896
2.02%, 5/3/19	850,000	843,772
Ford Motor Credit LLC MTN
2.94%, 1/8/19	200,000	201,094
General Motors Financial
2.35%, 10/4/19	500,000	497,051
NBCUniversal Enterprise
1.97%, 4/15/19 (A)	525,000	522,811
Nissan Motor Acceptance
1.55%, 9/13/19 (A)	360,000	354,417
Nissan Motor Acceptance MTN
2.25%, 1/13/20 (A)	400,000	397,318
Time Warner
4.88%, 3/15/20	225,000	235,183
2.10%, 6/1/19	1,105,000	1,098,975
Toyota Motor Credit
1.95%, 4/17/20	600,000	593,859
Volkswagen Group of America Finance LLC
1.65%, 5/22/18 (A)	150,000	149,834
Walt Disney MTN
1.80%, 6/5/20	400,000	394,754
		7,640,871
CONSUMER STAPLES — 4.8%
Anheuser-Busch InBev Finance
2.65%, 2/1/21	1,100,000	1,096,478
1.90%, 2/1/19	300,000	298,914
Coca-Cola
1.88%, 10/27/20	250,000	246,257
1.55%, 9/1/21	250,000	241,975
CVS Health
2.80%, 7/20/20	300,000	299,573
2.25%, 12/5/18	720,000	720,130
PepsiCo
3.10%, 7/17/22	570,000	576,096
2.00%, 4/15/21	110,000	108,057
		3,587,480
ENERGY — 11.2%
Chevron
2.10%, 5/16/21	160,000	157,382
1.56%, 5/16/19	525,000	520,494

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
ConocoPhillips
2.40%, 12/15/22	$475,000	$466,629
Enbridge Energy Partners
4.38%, 10/15/20	485,000	503,185
4.20%, 9/15/21	365,000	376,369
Enterprise Products Operating LLC
6.50%, 1/31/19	210,000	218,492
4.05%, 2/15/22	559,000	580,080
2.85%, 4/15/21	100,000	100,076
2.55%, 10/15/19	515,000	515,311
Exxon Mobil
2.22%, 3/1/21	275,000	272,019
Kinder Morgan Energy Partners
2.65%, 2/1/19	528,000	529,399
Magellan Midstream Partners
6.55%, 7/15/19	300,000	315,981
Occidental Petroleum
4.10%, 2/1/21	780,000	810,625
Shell International Finance
2.38%, 8/21/22	500,000	490,017
2.13%, 5/11/20	970,000	962,551
1.38%, 5/10/19	100,000	98,859
TransCanada PipeLines
3.13%, 1/15/19	1,221,000	1,230,904
2.50%, 8/1/22	325,000	319,085
		8,467,458
FINANCIALS — 28.2%
Bank of America MTN
3.30%, 1/11/23	275,000	277,557
3.12%, VAR ICE LIBOR USD 3 Month+1.160%, 1/20/23	935,000	936,940
2.63%, 10/19/20	830,000	829,291
2.25%, 4/21/20	775,000	769,642
Bank of New York Mellon MTN
2.60%, 2/7/22	500,000	493,843
Bank of Nova Scotia
2.80%, 7/21/21	830,000	828,328
BB&T MTN
2.75%, 4/1/22	200,000	198,832
2.63%, 6/29/20	200,000	200,335
Berkshire Hathaway
2.10%, 8/14/19	673,000	670,835
Berkshire Hathaway Finance
1.30%, 8/15/19	300,000	295,788
Canadian Imperial Bank of Commerce
2.10%, 10/5/20	370,000	365,261
CDP Financial
4.40%, 11/25/19 (A)	640,000	661,660

TD ASSET MANAGEMENT USA FUNDS INC.
TD 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS (continued)
Citigroup
2.90%, 12/8/21	$275,000	$274,050
2.70%, 3/30/21	630,000	626,044
2.65%, 10/26/20	225,000	224,404
2.40%, 2/18/20	1,285,000	1,278,925
2.35%, 8/2/21	275,000	269,497
Commonwealth Bank of Australia
2.75%, 3/10/22 (A)	150,000	148,519
Goldman Sachs Group
3.20%, 2/23/23	150,000	149,401
3.00%, 4/26/22	925,000	918,615
2.63%, 1/31/19	545,000	547,078
HSBC Holdings PLC
3.60%, 5/25/23	250,000	254,140
3.40%, 3/8/21	500,000	507,026
JPMorgan Chase
3.25%, 9/23/22	50,000	50,486
2.55%, 3/1/21	610,000	606,593
2.40%, 6/7/21	1,125,000	1,111,253
2.20%, 10/22/19	1,140,000	1,134,663
Manulife Financial Corp.
4.90%, 9/17/20	475,000	499,584
Metropolitan Life Global Funding I
2.30%, 4/10/19 (A)	254,000	253,847
2.00%, 4/14/20 (A)	400,000	394,906
National Bank of Canada
2.20%, 11/2/20	310,000	305,955
PNC Bank
2.25%, 7/2/19	994,000	991,068
2.15%, 4/29/21	250,000	245,433
Royal Bank of Canada MTN
2.75%, 2/1/22	1,150,000	1,146,108
SunTrust Bank
3.00%, 2/2/23	70,000	69,665
2.45%, 8/1/22	525,000	512,797
Wells Fargo
2.50%, 3/4/21	905,000	897,004
2.13%, 4/22/19	400,000	398,965
Wells Fargo MTN
2.60%, 7/22/20	920,000	919,278
		21,263,616
HEALTH CARE — 6.4%
Abbott Laboratories
2.90%, 11/30/21	800,000	797,494
2.35%, 11/22/19	910,000	907,461
Amgen
2.20%, 5/22/19	925,000	922,530
1.85%, 8/19/21	530,000	512,985
Anthem
4.35%, 8/15/20	250,000	260,216

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
3.70%, 8/15/21	$180,000	$184,023
Gilead Sciences
3.25%, 9/1/22	395,000	400,091
1.85%, 9/20/19	105,000	104,203
Johnson & Johnson
1.95%, 11/10/20	400,000	396,395
Novartis Capital
2.40%, 5/17/22	320,000	316,010
		4,801,408
INDUSTRIALS — 7.0%
Burlington Northern Santa Fe
4.70%, 10/1/19	50,000	51,828
Caterpillar Financial Services
1.70%, 8/9/21	100,000	96,804
Caterpillar Financial Services MTN
2.40%, 6/6/22	500,000	491,141
1.90%, 3/22/19	500,000	497,701
Deere & Co.
2.60%, 6/8/22	410,000	405,182
GE Capital International Funding Unlimited
2.34%, 11/15/20	665,000	655,772
General Electric Capital
2.10%, 12/11/19	560,000	555,162
General Electric Capital MTN
2.20%, 1/9/20	485,000	480,715
John Deere Capital
2.55%, 1/8/21	200,000	199,572
John Deere Capital MTN
1.95%, 6/22/20	500,000	493,998
Lockheed Martin
3.35%, 9/15/21	250,000	255,050
2.50%, 11/23/20	400,000	399,207
Raytheon
3.13%, 10/15/20	670,000	680,382
		5,262,514
INFORMATION TECHNOLOGY — 5.0%
Apple
2.40%, 1/13/23	250,000	243,900
2.25%, 2/23/21	910,000	901,492
Cisco Systems
4.45%, 1/15/20	200,000	207,922
1.85%, 9/20/21	525,000	508,767
Microsoft
2.40%, 2/6/22	225,000	222,700
1.55%, 8/8/21	740,000	714,769
Oracle
2.63%, 2/15/23	800,000	789,531
2.50%, 10/15/22	160,000	157,232
		3,746,313

TD ASSET MANAGEMENT USA FUNDS INC.
TD 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
MATERIALS — 0.6%
Sherwin-Williams
2.25%, 5/15/20	$450,000	$445,816
REAL ESTATE — 3.7%
AvalonBay Communities MTN
3.63%, 10/1/20	475,000	487,281
Boston Properties
3.85%, 2/1/23	700,000	722,027
Simon Property Group
2.20%, 2/1/19	416,000	416,055
Ventas Realty
4.25%, 3/1/22	255,000	264,701
3.25%, 8/15/22	480,000	480,025
Welltower
5.25%, 1/15/22	155,000	166,551
4.95%, 1/15/21	270,000	284,955
		2,821,595
TELECOMMUNICATION SERVICES — 5.4%
AT&T
3.00%, 2/15/22	725,000	722,192
2.80%, 2/17/21	550,000	548,155
2.62%, VAR ICE LIBOR USD 3 Month+0.930%, 6/30/20	300,000	303,785
2.45%, 6/30/20	550,000	546,604
Verizon Communications
2.95%, 3/15/22	1,740,000	1,732,474
1.75%, 8/15/21	200,000	192,744
		4,045,954
UTILITIES — 3.2%
Duke Energy Carolinas LLC
7.00%, 11/15/18	500,000	518,375
MidAmerican Energy
2.40%, 3/15/19	125,000	125,093
PacifiCorp
5.50%, 1/15/19	590,000	608,253
2.95%, 2/1/22	100,000	100,677
Virginia Electric & Power
2.95%, 1/15/22	650,000	651,885
2.75%, 3/15/23	400,000	393,834
		2,398,117
TOTAL CORPORATE OBLIGATIONS		64,481,142
REGIONAL GOVERNMENT OBLIGATIONS — 6.4%
Province of Alberta Canada
2.20%, 7/26/22	350,000	340,407
Province of Alberta Canada MTN
1.75%, 8/26/20 (A)	300,000	293,647
Province of Manitoba Canada
2.05%, 11/30/20	300,000	295,305

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Province of Ontario Canada
2.50%, 9/10/21	$575,000	$569,940
1.65%, 9/27/19	1,066,000	1,053,063
Province of Quebec Canada
3.50%, 7/29/20	1,878,000	1,921,684
2.75%, 8/25/21	325,000	325,373
TOTAL REGIONAL GOVERNMENT OBLIGATIONS		4,799,419
U.S. TREASURY OBLIGATIONS — 4.2%
U.S. Treasury Note
2.00%, 11/15/21	430,000	423,634
1.88%, 3/31/22 to 7/31/22	1,090,000	1,062,994
1.75%, 6/30/22	200,000	193,851
1.50%, 1/31/22	750,000	723,164
1.25%, 2/29/20 to 3/31/21	775,000	754,149
TOTAL U.S. TREASURY OBLIGATIONS		3,157,792
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 2.2%
FANNIE MAE — 2.2%
4.50%, 5/1/18 (B)	431	432
3.76%, 7/25/21 (B)	297,526	306,370
3.76%, 6/25/21 (B)	468,982	481,545
3.50%, 12/1/25 (B)	524,987	538,905
2.61%, 10/25/21 (B) (C)	324,978	323,804
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS		1,651,056
U.S. GOVERNMENT AGENCY OBLIGATION — 0.4%
FANNIE MAE, DISCOUNT NOTE — 0.4%
1.59%, 10/9/19 (B)(D)	325,000	312,412
TOTAL U.S. GOVERNMENT AGENCY OBLIGATION		312,412
REPURCHASE AGREEMENT — 0.7%
Counterparty: Bank of Nova Scotia 1.310%, dated 1/31/18, due 2/1/18 in the amount of $549,020, fully collateralized by a $612,400 U.S. Treasury Note, coupon 1.500%, maturity 8/15/26, value $555,802	549,000	549,000
TOTAL REPURCHASE AGREEMENT		549,000
TOTAL INVESTMENTS (Cost $75,824,442) — 99.5%		74,950,821
OTHER ASSETS AND LIABILITIES, NET — 0.5%		372,345
NET ASSETS — 100.0%		$75,323,166

TD ASSET MANAGEMENT USA FUNDS INC.
TD 1- to 5-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2018

†	More narrow industries are utilized for compliance purposes.
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2018, these securities amounted to $3,656,403 or 4.9% of net assets of the Fund.
(B)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(D)	The rate shown is the effective yield at time of purchase.

ICE — Intercontinental Exchange

LLC — Limited Liability Company

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

PLC — Public Limited Company

USD — United States Dollar

VAR — Variable Rate

As of January 31, 2018, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2018, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
CORPORATE OBLIGATIONS† — 88.6%
CONSUMER DISCRETIONARY — 5.3%
21st Century Fox America
3.00%, 9/15/22	$185,000	$185,590
Amazon.com
3.15%, 8/22/27 (A)	200,000	196,152
Comcast
3.15%, 3/1/26	150,000	147,609
2.35%, 1/15/27	450,000	411,844
Ford Motor Credit LLC
4.38%, 8/6/23	325,000	337,368
3.10%, 5/4/23	555,000	541,241
General Motors Financial
4.00%, 10/6/26	40,000	39,811
3.70%, 5/9/23	150,000	150,930
Time Warner
3.60%, 7/15/25	50,000	49,413
3.55%, 6/1/24	260,000	260,496
		2,320,454
CONSUMER STAPLES — 8.0%
Anheuser-Busch InBev Finance
3.65%, 2/1/26	1,035,000	1,047,457
3.30%, 2/1/23	330,000	332,596
Coca-Cola
2.50%, 4/1/23	325,000	319,828
CVS Health
3.38%, 8/12/24	955,000	941,978
2.75%, 12/1/22	551,000	536,724
PepsiCo
3.60%, 3/1/24	305,000	314,657
		3,493,240
ENERGY — 14.3%
Canadian Natural Resources
3.90%, 2/1/25	298,000	302,941
3.85%, 6/1/27	250,000	251,666
3.80%, 4/15/24	143,000	145,230
Chevron
2.36%, 12/5/22	400,000	391,349
ConocoPhillips
4.95%, 3/15/26	300,000	334,230
3.35%, 11/15/24	625,000	636,093
Enbridge Energy Partners
5.88%, 10/15/25	300,000	338,174
Enterprise Products Operating LLC
3.75%, 2/15/25	420,000	428,559
3.35%, 3/15/23	402,000	405,656
ExxonMobil
3.18%, 3/15/24	285,000	289,286
3.04%, 3/1/26	250,000	248,741
Husky Energy
3.95%, 4/15/22	150,000	153,966

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Kinder Morgan Energy Partners
3.95%, 9/1/22	$355,000	$363,698
Magellan Midstream Partners
5.00%, 3/1/26	200,000	220,470
Occidental Petroleum
3.50%, 6/15/25	285,000	289,829
Shell International Finance
3.25%, 5/11/25	175,000	175,729
Statoil
3.70%, 3/1/24	200,000	207,445
2.45%, 1/17/23	624,000	610,624
Suncor Energy
3.60%, 12/1/24	135,000	136,913
TransCanada PipeLines
4.88%, 1/15/26	250,000	275,142
		6,205,741
FINANCIALS — 26.3%
Bank of America MTN
4.10%, 7/24/23	200,000	209,464
4.00%, 4/1/24	400,000	415,481
3.50%, 4/19/26	565,000	568,512
3.25%, 10/21/27	620,000	605,681
Bank of Nova Scotia
4.50%, 12/16/25	470,000	489,286
Berkshire Hathaway
2.75%, 3/15/23	275,000	273,505
Branch Banking & Trust
3.63%, 9/16/25	350,000	355,690
Citigroup
3.89%, VAR ICE LIBOR USD 3 Month+1.563%, 1/10/28	300,000	306,331
3.75%, 6/16/24	837,000	853,279
3.40%, 5/1/26	410,000	405,208
3.30%, 4/27/25	445,000	440,990
HSBC Holdings PLC
4.04%, 3/13/28	300,000	307,357
JPMorgan Chase
3.90%, 7/15/25	225,000	232,977
3.30%, 4/1/26	575,000	567,994
3.20%, 6/15/26	125,000	122,376
2.95%, 10/1/26	970,000	931,585
Manulife Financial
4.15%, 3/4/26	250,000	260,124
Metropolitan Life Global Funding I
3.45%, 12/18/26 (A)	150,000	149,980
3.00%, 1/10/23 (A)	382,000	380,183
PNC Bank
3.80%, 7/25/23	280,000	287,815
PNC Financial Services Group
3.15%, 5/19/27	440,000	430,539

TD ASSET MANAGEMENT USA FUNDS INC.
TD 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
FINANCIALS (continued)
Royal Bank of Canada MTN
4.65%, 1/27/26	$470,000	$498,621
US Bancorp MTN
3.15%, 4/27/27	325,000	318,028
3.10%, 4/27/26	100,000	97,512
US Bank
2.80%, 1/27/25	320,000	311,654
Wells Fargo
3.00%, 4/22/26	625,000	605,948
3.00%, 10/23/26	300,000	290,188
Wells Fargo MTN
4.13%, 8/15/23	80,000	83,270
3.55%, 9/29/25	40,000	40,452
3.45%, 2/13/23	400,000	403,328
3.00%, 2/19/25	180,000	176,500
		11,419,858
HEALTH CARE — 3.8%
Abbott Laboratories
3.75%, 11/30/26	150,000	151,552
3.40%, 11/30/23	425,000	428,159
Amgen
2.60%, 8/19/26	385,000	362,510
Gilead Sciences
3.70%, 4/1/24	75,000	77,330
Johnson & Johnson
2.90%, 1/15/28	300,000	293,798
2.45%, 3/1/26	265,000	253,196
Novartis Capital
3.40%, 5/6/24	100,000	102,318
		1,668,863
INDUSTRIALS — 9.0%
Burlington Northern Santa Fe LLC
3.25%, 6/15/27	400,000	402,292
3.00%, 3/15/23	164,000	164,915
CSX
3.35%, 11/1/25	150,000	150,277
GE Capital International Funding Unlimited
3.37%, 11/15/25	645,000	633,745
General Dynamics
2.63%, 11/15/27	200,000	188,774
General Electric Capital MTN
3.10%, 1/9/23	341,000	339,064
Lockheed Martin
3.55%, 1/15/26	615,000	627,498
Norfolk Southern
3.85%, 1/15/24	241,000	249,807
2.90%, 6/15/26	245,000	236,467
Raytheon
3.15%, 12/15/24	225,000	225,674
2.50%, 12/15/22	389,000	382,436

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
Union Pacific
3.25%, 8/15/25	$100,000	$100,884
3.00%, 4/15/27	200,000	197,106
		3,898,939
INFORMATION TECHNOLOGY — 4.0%
Apple
3.20%, 5/13/25	465,000	465,286
3.00%, 11/13/27	300,000	291,450
2.45%, 8/4/26	225,000	211,129
Microsoft
3.30%, 2/6/27	400,000	403,513
2.00%, 8/8/23	200,000	191,334
Oracle
3.25%, 11/15/27	200,000	198,065
		1,760,777
MATERIALS — 0.6%
Sherwin-Williams
3.13%, 6/1/24	250,000	245,945
REAL ESTATE — 5.3%
AvalonBay Communities MTN
2.95%, 9/15/22	311,000	310,379
2.85%, 3/15/23	325,000	320,760
Boston Properties
3.65%, 2/1/26	275,000	275,204
ERP Operating
3.38%, 6/1/25	545,000	547,584
Ventas Realty
3.85%, 4/1/27	100,000	99,681
3.25%, 8/15/22	509,000	509,027
Welltower
4.50%, 1/15/24	225,000	237,187
		2,299,822
TELECOMMUNICATION SERVICES — 7.0%
AT&T
4.25%, 3/1/27	150,000	152,425
4.13%, 2/17/26	200,000	201,925
4.10%, 2/15/28 (A)	225,000	222,484
3.90%, 3/11/24	628,000	639,186
3.40%, 5/15/25	430,000	418,388
Verizon Communications
3.50%, 11/1/24	200,000	201,210
3.38%, 2/15/25	848,000	840,749
2.63%, 8/15/26	390,000	358,982
		3,035,349
UTILITIES — 5.0%
Commonwealth Edison
2.95%, 8/15/27	440,000	426,383
Consolidated Edison New York
3.30%, 12/1/24	294,000	295,987
MidAmerican Energy
3.50%, 10/15/24	565,000	583,055
3.10%, 5/1/27	250,000	245,421

TD ASSET MANAGEMENT USA FUNDS INC.
TD 5- to 10-Year Corporate Bond Portfolio • Schedule of Investments
January 31, 2018

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
UTILITIES (continued)
PacifiCorp
3.60%, 4/1/24	$285,000	$294,133
Virginia Electric & Power
3.15%, 1/15/26	345,000	340,418
		2,185,397
TOTAL CORPORATE OBLIGATIONS		38,534,385
REGIONAL GOVERNMENT OBLIGATIONS — 4.9%
Province of Ontario Canada
3.20%, 5/16/24	485,000	490,586
2.50%, 4/27/26	475,000	454,902
Province of Quebec Canada
2.88%, 10/16/24	505,000	501,943
2.75%, 4/12/27	500,000	486,339
2.50%, 4/20/26	200,000	192,063
TOTAL REGIONAL GOVERNMENT OBLIGATIONS		2,125,833
U.S. TREASURY OBLIGATIONS — 2.8%
U.S. Treasury Note
2.75%, 2/15/24	490,000	493,618
2.38%, 5/15/27	125,000	121,445
2.25%, 2/15/27 to 8/15/27	390,000	375,103
1.38%, 9/30/23	250,000	234,092
TOTAL U.S. TREASURY OBLIGATIONS		1,224,258
U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS — 2.3%
FANNIE MAE — 2.3%
3.09%, 4/25/27 (B)(C)	325,000	323,038
2.72%, 10/25/24 (B)	200,000	197,161
2.64%, 4/25/23 (B)(C)	264,289	261,548
2.39%, 1/25/23 (B)(C)	218,433	214,586
TOTAL U.S. GOVERNMENT MORTGAGE BACKED OBLIGATIONS		996,333

DESCRIPTION	PRINCIPAL AMOUNT	VALUE
REPURCHASE AGREEMENT — 0.8%
Counterparty: Bank of Nova Scotia 1.310%, dated 1/31/18, due 2/1/18 in the amount of $349,013, fully collateralized by a $389,300 U.S. Treasury Note, coupon 1.500%, maturity 8/15/26, value $353,321	$349,000	$349,000
TOTAL REPURCHASE AGREEMENT		349,000
TOTAL INVESTMENTS (Cost $43,982,614) — 99.4%		43,229,809
OTHER ASSETS AND LIABILITIES, NET — 0.6%		245,660
NET ASSETS — 100.0%		$43,475,469
†	More narrow industries are utilized for compliance purposes.
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2018, these securities amounted to $948,799 or 2.2% of net assets of the Fund.
(B)	The Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship with FHFA as the conservator. The conservatorship is a statutory process designed to stabilize a troubled institution with the objective of returning the entities to normal business operations.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

LLC — Limited Liability Company

MTN — Medium Term Note

PLC — Public Limited Company

USD — U.S. Dollar

VAR — Variable Rate

As of January 31, 2018, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2018, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2018

DESCRIPTION	SHARES	VALUE
FOREIGN COMMON STOCK — 62.2%
AUSTRALIA — 4.6%
AGL Energy	16,094	$303,983
Amcor	18,559	217,743
AusNet Services	98,514	134,554
Goodman Group‡	20,320	132,465
GPT Group‡	56,620	229,491
Sonic Healthcare Limited	14,140	271,748
Telstra	60,441	178,742
Wesfarmers	3,742	132,101
Woolworths	7,579	164,588
		1,765,415
BELGIUM — 1.8%
Colruyt	5,810	321,503
Proximus SADP	1,352	45,590
Telenet Group Holding*	4,237	325,887
		692,980
BRAZIL — 0.2%
Suzano Papel e Celulose	12,791	82,945
CANADA — 9.7%
Alimentation Couche-Tard, Cl B	2,600	136,024
Bank of Montreal	3,318	273,344
BCE	6,619	309,532
CAE	18,995	350,558
Canadian Imperial Bank of Commerce	422	41,809
Canadian Utilities, Cl A	4,263	126,192
CI Financial	13,578	326,865
First Capital Realty	1,200	20,068
George Weston	632	55,349
Great-West Lifeco	1,525	43,122
Imperial Oil	9,700	304,959
Intact Financial	4,135	346,701
Inter Pipeline	2,863	54,886
Loblaw	3,083	167,008
Power Corp of Canada	4,487	114,510
Power Financial	12,071	332,983
RioCan‡	980	19,194
Royal Bank of Canada	1,387	118,763
Sun Life Financial	8,602	373,243
TELUS	504	18,976
TransCanada	4,039	185,958
		3,720,044

DESCRIPTION	SHARES	VALUE
CHILE — 1.7%
Aguas Andinas, Cl A	510,534	$343,797
Banco de Chile	1,152,416	197,381
Colbun	398,149	98,792
		639,970
DENMARK — 1.6%
Danske Bank	8,212	333,576
DSV	3,437	282,666
		616,242
FINLAND — 0.9%
Sampo, Cl A	5,801	336,850
FRANCE — 1.0%
Thales	187	20,979
Vivendi	12,576	368,955
		389,934
GERMANY — 0.3%
Fraport Frankfurt Airport Services Worldwide	750	88,684
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	117	27,535
		116,219
HONG KONG — 3.6%
CK Infrastructure Holdings	3,600	32,053
CLP Holdings	29,350	299,591
Guangdong Investment	20,000	29,760
HK Electric Investments & HK Electric Investments (A)	322,000	297,605
HKT Trust & HKT	224,700	280,062
MTR	17,800	101,940
Yue Yuen Industrial Holdings	71,500	322,646
		1,363,657
INDONESIA — 0.2%
AKR Corporindo	183,300	85,226
ISRAEL — 3.0%
Azrieli Group	6,036	328,846
Bank Hapoalim	45,383	339,754
Bank Leumi Le-Israel	21,177	130,237
Elbit Systems	152	22,954
Mizrahi Tefahot Bank	17,430	339,624
		1,161,415

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2018

DESCRIPTION	SHARES	VALUE
ITALY — 0.8%
Terna Rete Elettrica Nazionale	47,965	$288,705
JAPAN — 6.3%
Asahi Group Holdings	1,100	55,327
Daito Trust Construction	300	52,391
Japan Prime Realty Investment‡	26	91,930
Japan Retail Fund Investment‡	156	310,800
Kamigumi	800	17,543
Kintetsu Group Holdings	4,100	161,867
Lawson	1,100	74,361
Makita	500	23,541
Mitsubishi Tanabe Pharma	10,400	212,535
Nagoya Railroad	13,600	357,409
Nippon Telegraph & Telephone	2,800	133,139
Obayashi	4,000	48,072
Osaka Gas	14,400	285,309
Rinnai	1,300	122,295
Seven & i Holdings	1,400	57,529
Tokyo Gas	2,500	59,380
Tokyu	1,600	26,733
Toray Industries	7,600	75,534
Toyo Suisan Kaisha	6,500	263,465
		2,429,160
MALAYSIA — 0.5%
YTL Power International	574,142	184,126
MEXICO — 0.4%
Grupo Aeroportuario del Sureste, Cl B	8,805	171,263
NEW ZEALAND — 0.4%
Spark New Zealand	58,197	153,969
NORWAY — 0.2%
Marine Harvest	1,034	17,900
Telenor	2,138	50,060
		67,960
PHILIPPINES — 1.1%
Aboitiz Power	378,500	302,505
BDO Unibank	33,495	99,897
		402,402
SINGAPORE — 6.8%
Ascendas‡	169,160	355,909
CapitaLand Commercial Trust‡	161,300	229,937
CapitaLand Mall Trust‡	213,058	341,075
ComfortDelGro	97,708	156,416
SATS	87,400	368,442
Singapore Airlines	39,773	342,912

DESCRIPTION	SHARES	VALUE
Singapore Press Holdings	148,604	$299,066
Singapore Telecommunications	74,064	199,868
StarHub	142,084	313,022
		2,606,647
SOUTH KOREA — 0.4%
Lotte*	125	8,171
Lotte Shopping*	98	22,163
SK Telecom	527	131,028
		161,362
SPAIN — 0.1%
Enagas	658	17,932
SWEDEN — 2.0%
Skandinaviska Enskilda Banken, Cl A	24,985	315,614
Svenska Handelsbanken, Cl A	20,890	303,943
Swedbank	4,814	123,040
Telia	5,718	28,699
		771,296
SWITZERLAND — 4.4%
Baloise Holding	610	99,815
Ferguson PLC	620	47,854
Kuehne + Nagel International	1,401	257,245
Nestle SA	3,545	306,300
Novartis AG	856	77,438
Roche Holding AG	1,162	286,458
Swiss Prime Site	2,596	251,023
Swiss Re	2,727	268,965
Swisscom	169	92,312
		1,687,410
TAIWAN — 4.9%
Chang Hwa Commercial Bank	470,510	276,054
Chunghwa Telecom ADR	8,461	313,480
Far EasTone Telecommunications	9,000	23,468
Formosa Petrochemical	15,756	67,034
Formosa Plastics	99,870	354,653
Pou Chen	16,000	21,520
Taiwan Business Bank	606,260	179,722
Taiwan Mobile	84,643	323,813
Uni-President Enterprises	138,141	331,779
		1,891,523
THAILAND — 1.2%
Electricity Generating	47,900	333,404
Thai Union Group, Cl F	201,500	133,175
		466,579

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2018

DESCRIPTION	SHARES	VALUE
UNITED KINGDOM — 4.1%
BAE Systems PLC	2,990	$25,217
Compass Group PLC	15,080	317,423
Diageo PLC	7,449	267,849
Meggitt PLC	11,436	75,374
National Grid PLC	13,928	159,135
Severn Trent PLC	9,682	268,547
Smith & Nephew PLC	6,168	111,134
Smiths Group PLC	3,843	87,222
SSE PLC	12,319	228,172
United Utilities Group PLC	2,499	26,186
		1,566,259
TOTAL FOREIGN COMMON STOCK		23,837,490
U.S. COMMON STOCK — 35.4%
CONSUMER DISCRETIONARY — 2.9%
Aramark	4,600	210,726
Darden Restaurants	2,000	191,700
McDonald’s	1,797	307,539
NIKE, Cl B	1,100	75,042
TJX	4,059	326,019
		1,111,026
CONSUMER STAPLES — 8.1%
Campbell Soup	1,190	55,394
Church & Dwight	5,984	292,318
Clorox	2,294	325,037
Coca-Cola	1,017	48,399
Colgate-Palmolive	715	53,082
ConAgra Foods	8,680	329,840
Constellation Brands, Cl A	1,417	310,989
Dr. Pepper Snapple Group	365	43,563
General Mills	1,724	100,837
Kellogg	4,832	329,108
Kimberly-Clark	254	29,718
McCormick	1,177	128,022
PepsiCo	2,525	303,758
Procter & Gamble	3,171	273,784
Sysco	5,369	337,549
Wal-Mart Stores	1,349	143,803
		3,105,201
ENERGY — 0.6%
ExxonMobil	2,693	235,099
FINANCIALS — 5.5%
AGNC Investment‡	7,039	132,263
American Financial Group	1,700	192,678
Annaly Capital Management‡	6,700	70,618
Arch Capital Group*	2,976	270,637

DESCRIPTION	SHARES	VALUE
Axis Capital Holdings	3,390	$171,297
Berkshire Hathaway, Cl B*	530	113,621
Everest Re Group	1,292	296,902
Loews	6,256	323,122
New York Community Bancorp	13,812	195,578
Reinsurance Group of America, Cl A	100	15,665
Torchmark	1,831	166,346
US Bancorp	2,960	169,134
		2,117,861
HEALTH CARE — 3.1%
Eli Lilly	3,398	276,767
HCA Healthcare	955	96,608
Johnson & Johnson	2,378	328,616
Stryker	979	160,928
UnitedHealth Group	1,269	300,474
		1,163,393
INDUSTRIALS — 6.0%
Cintas	1,032	173,840
Deere	338	56,250
Expeditors International of Washington	1,538	99,893
General Dynamics	1,337	297,456
Honeywell International	1,843	294,272
Lockheed Martin	1,077	382,173
Northrop Grumman	1,031	351,086
Raytheon	681	142,288
Republic Services, Cl A	4,346	299,005
Waste Management	2,250	198,968
		2,295,231
INFORMATION TECHNOLOGY — 2.6%
Amphenol, Cl A	1,508	139,897
Automatic Data Processing	1,242	153,548
CA	4,363	156,414
Fiserv*	1,647	231,963
Motorola Solutions	2,862	284,655
Paychex	555	37,879
		1,004,356
TELECOMMUNICATION SERVICES — 0.6%
AT&T	6,335	237,246
UTILITIES — 6.0%
Ameren	1,114	63,086
American Electric Power	1,431	98,424
American Water Works	1,227	102,050
CenterPoint Energy	7,697	216,901
CMS Energy	1,072	47,972

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2018

DESCRIPTION	SHARES	VALUE
UTILITIES (continued)
Consolidated Edison	687	$55,207
Dominion Energy	3,898	297,963
DTE Energy	2,043	215,823
Duke Energy	3,360	263,760
NextEra Energy	1,290	204,362
PPL	5,444	173,500
Sempra Energy	1,012	108,304
Southern	5,786	261,006
Xcel Energy	4,415	201,501
		2,309,859
TOTAL U.S. COMMON STOCK		13,579,272

REGISTERED INVESTMENT COMPANIES — 1.2%
United States — 1.2%
iShares MSCI EAFE Index Fund	2,838	209,558
SPDR S&P 500 ETF Trust	847	238,769
TOTAL REGISTERED INVESTMENT COMPANIES		448,327
TOTAL INVESTMENTS (Cost $32,619,288) — 98.8%		37,865,089
OTHER ASSETS AND LIABILITIES, NET — 1.2%		468,739
NET ASSETS — 100.0%		$38,333,828

A list of the open forward foreign currency exchange contracts held by the Fund at January 31, 2018, is as follows:

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
BMO Nesbitt Burns	2/28/18	JPY	18,451,000	USD	169,540	$309
BNY Mellon	2/28/18	AUD	1,878,620	USD	1,516,751	3,125
BNY Mellon	2/28/18	CAD	3,511,400	USD	2,847,597	(8,005)
BNY Mellon	2/28/18	CHF	1,212,350	USD	1,284,800	(20,122)
BNY Mellon	2/28/18	DKK	2,287,385	USD	381,835	(359)
BNY Mellon	2/28/18	EUR	674,500	USD	838,801	98
BNY Mellon	2/28/18	GBP	1,158,060	USD	1,649,153	3,424
BNY Mellon	2/28/18	HKD	10,356,600	USD	1,325,653	980
BNY Mellon	2/28/18	ILS	2,775,226	USD	814,976	2,518
BNY Mellon	2/28/18	JPY	219,786,900	USD	2,019,543	3,686
BNY Mellon	2/28/18	NOK	221,000	USD	28,537	(152)
BNY Mellon	2/28/18	NZD	199,200	USD	147,920	1,164
BNY Mellon	2/28/18	SEK	5,930,405	USD	750,043	(3,744)
BNY Mellon	2/28/18	SGD	2,771,900	USD	2,121,996	7,912
BNY Mellon	2/28/18	USD	63,072	AUD	78,000	(226)
BNY Mellon	2/28/18	USD	60,790	CAD	75,000	203
BNY Mellon	2/28/18	USD	155,503	CHF	145,000	569
BNY Mellon	2/28/18	USD	9,988	DKK	60,000	37
BNY Mellon	2/28/18	USD	160,988	EUR	130,000	660
BNY Mellon	2/28/18	USD	42,251	GBP	30,000	383
BNY Mellon	2/28/18	USD	52,974	GBP	37,000	(393)
BNY Mellon	2/28/18	USD	39,681	HKD	310,000	(30)
BNY Mellon	2/28/18	USD	149,671	JPY	16,282,000	(335)
CIBC	2/28/18	SGD	223,000	USD	170,689	610

Counterparty	Settlement Date	Currency to Deliver		Currency to Receive		Unrealized Appreciation (Depreciation)
HSBC	2/28/18	EUR	203,000	USD	252,374	$(46)
HSBC	2/28/18	SGD	252,000	USD	192,889	693
RBC	2/28/18	AUD	290,200	USD	234,303	486
RBC	2/28/18	CAD	1,011,400	USD	820,203	(2,305)
Scotia Bank (USA)	2/28/18	CHF	392,200	USD	415,477	(6,670)
Scotia Bank (USA)	2/28/18	DKK	1,289,000	USD	215,203	(173)
Scotia Bank (USA)	2/28/18	EUR	649,000	USD	806,847	(149)
Scotia Bank (USA)	2/28/18	JPY	33,308,000	USD	305,979	483
Scotia Bank (USA)	2/28/18	NOK	135,000	USD	17,431	(94)
						$(15,463)

For the year ended January 31, 2018, the total amount of all open forward foreign currency exchange contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the year.

‡	Real Estate Investment Trust.
*	Non-income producing security.
(A)	Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of January 31, 2018, these securities amounted to $297,605 or 0.8% of net assets of the Fund.

ADR — American Depositary Receipt

AUD — Australian Dollar

BNY — Bank of New York

CAD — Canadian Dollar

CHF — Swiss Franc

CIBC — Canadian Imperial Bank of Commerce

Cl — Class

DKK — Danish Krone

EAFE — Europe, Australasia and Far East

ETF — Exchange-Traded Fund

EUR — Euro

GBP — British Pound Sterling

HKD — Hong Kong Dollar

HSBC — Hong Kong and Shanghai Banking Corporation

ILS — Israeli Shekel

JPY — Japanese Yen

MSCI — Morgan Stanley Capital International

NOK — Norwegian Krone

NZD — New Zealand Dollar

PLC — Public Limited Company

RBC — Royal Bank of Canada

S&P — Standard & Poor’s

SEK — Swedish Krone

SGD — Singapore Dollar

SPDR — Standard & Poor’s Depositary Receipt

USD — U.S. Dollar

TD ASSET MANAGEMENT USA FUNDS INC.
TD Global Low Volatility Equity Fund • Schedule of Investments
January 31, 2018

The following is a list of the inputs used as of January 31, 2018 in valuing the Fund’s investments and other financial instruments carried at value:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Foreign Common Stock
Australia	$1,765,415	$—	$—	$1,765,415
Belgium	692,980	—	—	692,980
Brazil	82,945	—	—	82,945
Canada	3,720,044	—	—	3,720,044
Chile	639,970	—	—	639,970
Denmark	616,242	—	—	616,242
Finland	336,850	—	—	336,850
France	389,934	—	—	389,934
Germany	116,219	—	—	116,219
Hong Kong	1,363,657	—	—	1,363,657
Indonesia	85,226	—	—	85,226
Israel	1,161,415	—	—	1,161,415
Italy	288,705	—	—	288,705
Japan	2,429,160	—	—	2,429,160
Malaysia	—	184,126	—	184,126
Mexico	171,263	—	—	171,263
New Zealand	153,969	—	—	153,969
Norway	67,960	—	—	67,960
Philippines	402,402	—	—	402,402
Singapore	2,606,647	—	—	2,606,647
South Korea	161,362	—	—	161,362
Spain	17,932	—	—	17,932
Sweden	771,296	—	—	771,296
Switzerland	1,687,410	—	—	1,687,410
Taiwan	1,891,523	—	—	1,891,523
Thailand	466,579	—	—	466,579
United Kingdom	1,566,259	—	—	1,566,259
U.S. Common Stock	13,579,272	—	—	13,579,272
Registered Investment Companies	448,327	—	—	448,327
Total Investments in Securities	$37,680,963	$184,126	$—	$37,865,089

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Forward Foreign Currency Exchange Contracts*
Unrealized Appreciation	$—	$27,340	$—	$27,340
Unrealized Depreciation	—	(42,803)	—	(42,803)
Total Other Financial Instruments	$—	$(15,463)	$—	$(15,463)
*	Forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Changes in the classification between Levels 1 and 2 occur primarily when foreign equity securities are fair valued using other observable market based inputs in place of the closing exchange prices due to events occurring after foreign market closures or foreign market holidays. Transfers, if any, between levels are considered to have occurred as of the end of the previous fiscal year.

For the year ended January 31, 2018, securities with a total value of $198,621 transferred from Level 1 to Level 2 assets and liabilities due to a scheduled market holiday on the last day of the fiscal year. For the year ended January 31, 2018, securities with a total value of $2,597,142 transferred from Level 2 to Level 1 as a result of certain foreign equity securities being fair valued using other observable market-based inputs in place of the closing exchange prices on which the investments were principally traded as a result of movement in U.S. markets that exceeded the specified threshold established by the Fair Value Procedures as of January 31, 2017.

For the year ended January 31, 2018, there have been no transfers between Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Small-Mid Cap Equity Fund • Schedule of Investments
January 31, 2018

DESCRIPTION	SHARES	VALUE
COMMON STOCK — 97.5%
CONSUMER DISCRETIONARY — 16.0%
Brunswick	30,621	$1,922,386
Cedar Fair (A)	20,140	1,365,492
Cheesecake Factory	29,006	1,426,805
Dorman Products Inc.*	7,982	602,162
Extended Stay America	64,566	1,306,170
Hanesbrands	65,780	1,428,742
LCI Industries	17,331	1,910,743
LGI Homes Inc.*	8,202	555,111
Live Nation Entertainment*	4,237	190,919
Papa John’s International	27,153	1,761,958
Service International	46,852	1,872,675
Under Armour Inc., Cl C*	43,822	563,113
Vail Resorts Inc.	1,242	271,452
		15,177,728
CONSUMER STAPLES — 4.4%
B&G Foods	53,624	1,769,592
Fresh Del Monte Produce	23,682	1,120,396
TreeHouse Foods*	28,033	1,322,036
		4,212,024
ENERGY — 1.9%
Core Laboratories	4,308	492,404
Oil States International*	41,967	1,342,944
		1,835,348
FINANCIALS — 20.0%
Artisan Partners Asset Management, Cl A	18,451	722,357
Bank of Hawaii	29,007	2,427,016
Bank of the Ozarks	63,410	3,167,329
Diamond Hill Investment Group	4,901	1,030,974
Eagle Bancorp Inc.*	24,978	1,573,614
LegacyTexas Financial Group	13,127	578,113
Markel*	494	566,959
Morningstar	13,090	1,258,211
Signature Bank NY*	17,738	2,731,652
Texas Capital Bancshares*	27,758	2,631,458
Western Alliance Bancorp*	39,550	2,320,003
		19,007,686

DESCRIPTION	SHARES	VALUE
HEALTH CARE — 7.4%
Alkermes*	6,312	$360,857
Bio-Rad Laboratories, Cl A*	10,826	2,798,846
Bio-Techne Corp.	13,695	1,921,272
Centene*	4,325	463,813
Jazz Pharmaceuticals PLC*	2,049	298,621
LivaNova PLC*	4,235	362,304
Universal Health Services, Cl B	6,882	836,163
		7,041,876
INDUSTRIALS — 17.0%
AMERCO*	4,149	1,514,717
AMETEK	6,839	521,816
Fortune Brands Home & Security	4,883	346,351
Genesee & Wyoming, Cl A*	23,739	1,895,559
Hexcel	35,523	2,427,997
Jacobs Engineering Group	6,269	435,445
JELD-WEN Holding*	63,649	2,500,133
KAR Auction Services	23,626	1,288,562
Mueller Industries	7,774	257,242
Timken Co.	10,564	555,138
Toro Co.	18,332	1,203,496
Wabtec	10,354	839,088
Woodward	25,316	1,962,496
XPO Logistics*	4,389	414,497
		16,162,537
INFORMATION TECHNOLOGY — 14.2%
Coherent*	3,637	943,874
CSRA	51,642	1,718,646
Cypress Semiconductor	101,081	1,747,690
Harmonic*	158,572	578,788
Inphi Corp.*	36,618	1,093,780
Marvell Technology Group	23,437	546,785
PTC*	40,357	2,933,147
Sabre	106,771	2,217,634
Universal Display	3,773	601,416
VeriFone Systems*	61,464	1,086,683
		13,468,443
MATERIALS — 7.7%
Compass Minerals International	26,484	1,930,684
Martin Marietta Materials	1,515	345,677
Reliance Steel & Aluminum	20,397	1,786,573
Summit Materials Inc., Cl A*	49,127	1,569,608
Valvoline	66,017	1,627,319
		7,259,861

TD ASSET MANAGEMENT USA FUNDS INC.
Epoch U.S. Small-Mid Cap Equity Fund • Schedule of Investments
January 31, 2018

DESCRIPTION	SHARES	VALUE
REAL ESTATE — 7.1%
CubeSmart‡	40,719	$1,120,994
GEO Group‡	57,793	1,303,232
Howard Hughes*	14,411	1,815,210
Jones Lang LaSalle	6,790	1,061,616
Physicians Realty Trust‡	85,476	1,393,259
		6,694,311
UTILITIES — 1.8%
Algonquin Power & Utilities	17,414	188,942
Black Hills	27,226	1,512,404
		1,701,346
TOTAL COMMON STOCK		92,561,160
TOTAL INVESTMENTS (Cost $82,141,016) — 97.5%		92,561,160
OTHER ASSETS AND LIABILITIES, NET — 2.5%		2,389,565
NET ASSETS — 100.0%		$94,950,725

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Security considered Master Limited Partnership. At January 31, 2018, this security amounted to $1,365,492 or 1.4% of net assets.

Cl — Class

PLC — Public Limited Company

As of January 31, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended January 31, 2018, there have been no transfers between Level 1, Level 2 and Level 3 assets and liabilities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

Please see accompanying notes to financial statements.

Report of Independent Registered Public Accounting Firm

Shareholders and Board of Directors
TD Asset Management USA Funds Inc.

To the Shareholders of TD 1- to 5- Year Corporate Bond Portfolio, TD 5- to 10-Year Corporate Bond Portfolio, TD Global Low Volatility Equity Fund and Epoch U.S. Small-Mid Cap Equity Fund and the Board of Directors of TD Asset Management USA Funds Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of TD 1- to 5- Year Corporate Bond Portfolio, TD 5- to 10-Year Corporate Bond Portfolio, TD Global Low Volatility Equity Fund and Epoch U.S. Small-Mid Cap Equity Fund (collectively referred to as the “Funds”) (four of the funds constituting TD Asset Management USA Funds Inc. (the “Trust”)), including the schedules of investments, as of January 31, 2018, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting TD Asset Management USA Funds Inc.) at January 31, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting TD Asset Management USA Funds Inc.	Statement of Operations	Statements of changes in net assets	Financial Highlights
TD 1- to 5- Year Corporate Bond Portfolio TD 5- to 10- Year Corporate Bond Portfolio	For the year ended January 31, 2018	For each of the two years in the period ended January 31, 2018	For each of the four years in the period ended January 31, 2018 and the period from September 12, 2013 (commencement of operations) through January 31, 2014

TD Global Low Volatility Equity Fund	For the year ended January 31, 2018	For each of the two years in the period ended January 31, 2018	For each of the four years in the period ended January 31, 2018 and the period from March 21, 2013 (commencement of operations) through January 31, 2014

Epoch U.S. Small-Mid Cap Equity Fund	For the year ended January 31, 2018	For each of the two years in the period ended January 31, 2018	For each of the four years in the period ended January 31, 2018 and the period from May 30, 2013 (commencement of operations) through January 31, 2014

Basis for Opinion

These financial statements are the responsibility of Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more TD Asset Management investment companies since 1996.

Philadelphia, Pennsylvania
March 21, 2018

Directors and Officers Information
(Unaudited)

The following table contains information regarding the Company’s Directors and Officers. Directors who are not deemed to be “interested persons” of the Company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Directors.” A Director who is deemed to be an “interested person” of the Company is referred to as an “Interested Director.” The Funds’ Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by writing TD Asset Management USA Funds Inc., Customer Service, P.O. Box 182300, Columbus, OH 43218-2300, or by calling 1-866-416-4031. The following chart lists Directors and Officers as of March 1, 2018.

Name, Address and Age	Position(s) Held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years††
Independent Directors
DONALD J. HERREMA c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 65	Chairman of the Board and Director	Chairman of Board since 6/20/13; Chairman of Nominating/ Governance Committee March 2011 to June 2017; Director since 3/30/09	Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) since 2004; Executive Vice Chairman and Senior Advisor at Kennedy Wilson (international real estate firm), 2009 – 2016.	11	Director, AbelNoser Holdings (2016 – present); Member, USC Marshall Business School Board (2010 – present); President and Trustee, Christ Church (2008 – 2016); Director, Lepercq de Neuflize (2009 – 2016); Chairman and Trustee Emeritus (since 2014), Trustee (1995 – 2014) of Whittier College; Director, FEG Investment Advisors (2017 – present).

JAMES E. KELLY c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 66	Director and Chairman of the Audit Committee	Director since 12/18/08; and Chairman of the Audit Committee since 3/24/11	Trustee of Albany Law School (2000 – 2015); Vice Chairman (2013 – 2015); Retired Executive Vice President and General Counsel, Dime Bancorp, Inc.; Former Senior Adviser to New York State Banking Department; real estate investor.	11	Trustee Emeritus of Albany Law School.

ROBERT P. HERRMANN c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 55	Director and Chairman of the Nominating/ Governance Committee	Chairman of the Nominating/ Governance Committee since 6/22/17; Director since 9/23/14	President & CEO of Discovery Data, a leading financial services industry data provider (2009 – present).	11	Independent Trustee of Arbitrage Funds; Director, FTJ Fund Choice Holdings, LLC.

Interested Director
BARBARA F. PALK ††† c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 66	Director	Since 12/17/10	Retired Senior Vice President – TD Bank Group.	11	Director of Ontario Teachers’ Pension Plan Board (2012 – present); Director of First National Financial Corp. (2013 – present); Trustee of Crombie REIT (2014 – present); Trustee (2011 – 5/31/2016) and Chair of Queens University (2012 – 5/31/2016).

†	The table shows the time period for which each individual has served as Director. There is no set term of office for Directors.
††	In companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in other investment companies registered under the Investment Company Act, as of January 31, 2018.
†††	Ms. Palk is considered an “interested person” of the Company because she owns shares of The Toronto-Dominion Bank.

Directors and Officers Information
(Unaudited) (Concluded)

Name, Address and Age	Position(s) held with the Company	Term of Office with Company and Length of Time Served†	Principal Occupation(s) During Past Five Years††
Officers
R. MICHAEL THORFINNSON c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 54	President and Chief Executive Officer	Since 3/26/15	Chief Administrative Officer of TD Asset Management Inc. since 2010; Chief Risk Officer of TD Asset Management Inc. from 2002 – 2015 and 2017 – present.

MAYA GITTENS c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 53	Chief Legal Officer and Anti-Money Laundering Officer	Since 9/22/08	Since June 2008, Vice President, Director and Secretary of the Investment Manager.

ERIC KLEINSCHMIDT c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 49	Treasurer and Chief Financial Officer	Since 9/22/08	Since November 2004, Fund Accounting Director at SEI Investments.

MARC ALMES c/o SEI Investments One Freedom Valley Drive Oaks, PA 19456 Age: 46	Assistant Treasurer	Since: 9/22/08	Since January 1999, Fund Accounting Manager at SEI Investments.

JAMES BERNSTEIN c/o SEI Investments Global Fund Services One Freedom Valley Drive Oaks, PA 19456 Age: 56	Secretary	Since 12/18/17	Attorney, SEI Investments, since 2017; Former Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016.

MICHELE R. TEICHNER c/o TDAM USA Inc. 399 Park Avenue New York, NY 10022 Age: 58	Chief Compliance Officer, Vice President and Assistant Secretary	Chief Compliance Officer since 6/11/04; Vice President and Assistant Secretary since 11/2/99	Since January 2006, Managing Director of the Investment Manager.

†	The table shows the time period for which each individual has served as Officer. There is no set term of office for Officers.

(This page intentionally left blank)

(This page intentionally left blank)

TDAMANN03

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This Code of Ethics is included as an Exhibit.

During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

3(a)	(1) The registrant’s board of directors has determined that the registrant has one audit committee financial expert serving on its audit committee.

3(a)	(2) The audit committee financial expert is James E. Kelly who is “independent” for purposes of this item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

2017 - $255,915

2018 - $121,760

(b)	Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

2017 - $4,735

2018 - $4,540

(c)	Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

For services rendered by the principal accountant related to the annual tax returns and excise tax returns.

2017 - $137,398

2018 - $123,193

(d)	Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item. Registrants shall describe the nature of services comprising the fees disclosed under this category.

2017 - $0

2018 - $0

(e)	(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s audit committee charter (the “charter”) notes that one of the primarily responsibilities of the Audit Committee is to pre-approve any independent accountants’ engagement to render audit and/or permissible non-audit services, as required by law. In addition to the requirement to pre-approve audit and permissible non-audit services to be rendered to the Fund by its independent accountants the Audit Committee is currently required to pre-approve non-audit services rendered by the Fund’s independent accountants to the Fund’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser), and any entity controlling, controlled by or under common control with its investment adviser that provide ongoing services to the Fund (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Fund. The charter also notes that the Audit Committee shall have the duty and power, among other things, (i) to select, retain or terminate independent accountants and, in connection therewith, without limitation, to approve the proposed terms of the independent accountants’ engagement and to approve the fees charged and proposed to be charged by the independent accountants to the Fund for audit and permissible non-audit services; and (ii) to meet with the Fund’s independent accountants at least twice during each fiscal year, including private meetings, and review written materials prepared by the independent accountants, as appropriate, to review all non-audit services provided by the independent accountants that do not require Audit Committee pre-approval and are provided by to Covered Service Providers; and (iii) to grant pre-approval to any permissible non-audit services as required by law.

The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2017 - 0%

2018 - 0%

(f)	If greater than 50%, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable.

(g)	Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing service to the registrant for each of the last two fiscal years of the registrant.

2017 - $142,133

2018 - $127,733

(h)	Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics for Principal Executive and Principal Financial Officers are attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TD Asset Management USA Funds Inc.

By (Signature and Title)*      /s/ R. Michael Thorfinnson, President

  R. Michael Thorfinnson, President

Date April 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ R. Michael Thorfinnson, President

R. Michael Thorfinnson, President

Date April 4, 2018

By (Signature and Title)*    /s/ Eric Kleinschmidt, Treasurer

Eric Kleinschmidt, Treasurer

Date April 4, 2018

* Print the name and title of each signing officer under his or her signature.